SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

TRANSCAT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL ONE
PROPOSAL TWO
PROPOSAL THREE
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLANS
REPORT OF THE COMPENSATION, BENEFITS AND STOCK OPTION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
COMPARISON OF CUMULATIVE TOTAL RETURN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
OTHER MATTERS
APPENDIX A
APPENDIX B

TRANSCAT, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 19, 2003

      The annual meeting of shareholders of Transcat, Inc. will be held at the company’s headquarters, which are located at 35 Vantage Point Drive, Rochester, New York, on Tuesday, August 19, 2003, at 12:00 noon, local time, for the following purposes, which are more fully described in the accompanying proxy statement:

•	to elect three directors;

•	to approve the Transcat, Inc. 2003 Incentive Plan;

•	to ratify the selection of PricewaterhouseCoopers LLP as the company’s independent auditors for the fiscal year ending March 27, 2004; and

•	to transact such other business as may properly come before the annual meeting or at any adjournments thereof.

      The board of directors has fixed the close of business on June 30, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Carl E. Sassano
President and Chief Executive Officer

Rochester, New York

July 9, 2003

TRANSCAT, INC.

PROXY STATEMENT

2003 ANNUAL MEETING OF SHAREHOLDERS

      The enclosed proxy is solicited on behalf of the board of directors of Transcat, Inc., an Ohio corporation, for use at the annual meeting of shareholders to be held on Tuesday, August 19, 2003, at 12:00 noon, local time, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of shareholders.

Location of Annual Meeting

      The annual meeting will be held at our headquarters, which are located at 35 Vantage Point Drive, Rochester, New York.

Principal Executive Offices

      Our principal executive offices are located at 35 Vantage Point Drive, Rochester, New York 14624, and our telephone number is (585) 352-7777.

Mailing Date

      These proxy solicitation materials are first being mailed by us on or about July 9, 2003 to all shareholders entitled to vote at the annual meeting.

Record Date; Outstanding Shares

      Shareholders of record at the close of business on June 30, 2003, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. We have one series of shares outstanding, designated common stock, $0.50 par value per share. As of the record date, 6,182,331 shares of our common stock were issued and outstanding and held of record by approximately 770 shareholders.

Solicitation of Proxies

      We are making this solicitation of proxies, and we will bear all related costs. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited on our behalf, in person or by telephone or facsimile, by our directors, officers and regular employees, none of whom will receive additional compensation for doing so.

Revocability of Proxies

      You may revoke any proxy given pursuant to this solicitation, at any time before it is voted, by either:

•	delivering a written notice of revocation or a duly executed proxy bearing a later date; or

•	attending the annual meeting and voting in person.

      Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must bring to the annual meeting a letter from the broker, bank or other nominee confirming both (1) your beneficial ownership of the shares and (2) that the broker, bank or other nominee is not voting the shares at the meeting.

Voting; Cumulative Voting

      Generally, each shareholder is entitled to one vote for each share held as of the record date. With respect to the election of directors, shareholders can cumulate their votes in certain circumstances. Cumulative voting is a system of voting whereby each shareholder receives a number of votes equal to the number of shares that shareholder holds as of the record date multiplied by the number of directors to be elected. Thus, for example, if you held 100 shares as of the record date, you would be entitled to cast 300 votes (100 shares x three directors) for the election of directors. Cumulative voting is only allowed for the election of directors and is not permitted for voting on any other proposal.

      To employ cumulative voting for the election of directors at the annual meeting, you must notify the president, a vice president or the secretary that you desire that cumulative voting be used at the annual meeting for the election of directors. Such notice must be in writing, and it must be given at least 48 hours before the time fixed for holding the annual meeting. In addition, a formal announcement must be made at the commencement of the annual meeting by the chairman, the secretary or by or on behalf of you, stating that such notice has been given.

      When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instructions on such proxies. If no specific instructions are given, the shares will be voted:

•	FOR the election of the nominees for directors;

•	FOR the approval of the Transcat, Inc. 2003 Incentive Plan; and

•	FOR the ratification of the selection of PricewaterhouseCoopers LLP as the company’s independent auditors for the fiscal year ending March 27, 2004.

      The shares may also be voted for such other business as may properly come before the annual meeting or at any adjournment or postponement thereof.

Quorum

      A quorum is required for shareholders to conduct business at the annual meeting. The presence, in person or by proxy, of the holders of shares having a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting will constitute a quorum.

Effect of Abstentions

      Abstentions are counted for the purpose of establishing a quorum and will have the same effect as a vote against a proposal (other than the election of directors).

Effect of “Broker Non-Votes”

      Under the rules governing brokers who have record ownership of shares that they hold in “street name” for their clients, who are the beneficial owners of such shares, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a proposal because the nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Brokers normally have discretion to vote on “routine matters,” such as director elections and the appointment of outside auditors, but not on non-routine matters.

      Because the proposals to be acted upon at the annual meeting may include both routine and non-routine matters, with respect to uninstructed shares, the broker may turn in a proxy card and vote on the routine matters but not on the non-routine matters. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of shares entitled to vote on a specific proposal. A broker non-vote will not affect the outcome of any proposal in this proxy statement.

Vote Required

      The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum at the annual meeting.

Proposal Number	Proposal Description	Vote Required

Proposal One	Election of three members of the board of directors	Plurality of the votes duly cast
Proposal Two	Approval of the Transcat, Inc. 2003 Incentive Plan	Majority of the votes duly cast*
Proposal Three	Ratification of the selection of PricewaterhouseCoopers LLP as the company’s independent auditors for the fiscal year ending March 27, 2004	Majority of the votes duly cast

*	Without regard to broker non-votes.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees Proposed for

Election as Directors
for a Term Expiring in 2006

      At the annual meeting, the shareholders will elect three directors to hold office for a term expiring in 2006 or until each of their successors is duly elected and qualified. We have nominated Francis R. Bradley, Cornelius J. Murphy and Carl E. Sassano for election. Each of Messrs. Bradley, Murphy and Sassano is currently a director, and we recommend their election.

      Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions on your proxy card, proxies in the enclosed form will be voted FOR the election of each of Messrs. Bradley, Murphy and Sassano. The votes represented by such proxies may be cumulated if proper notice is given (see “Voting; Cumulative Voting” on page 2).

      We do not contemplate that any of the nominees will be unable to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the enclosed proxy reserve the right to vote for such substitute nominee or nominees as they, in their discretion, determine. However, proxies in the enclosed form cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Director
Name and Background	Since

Francis R. Bradley, age 57, retired in 2000 from E.I. DuPont de Nemours & Co., Inc., a global science and technology company, following a 32-year career. Mr. Bradley’s last DuPont position was founding business manager for the DuPont Instrumentation Center. Prior to that, he held a series of managerial positions, including engineering test center manager and materials engineering manager. He is currently an executive associate with Sullivan Engineering Company (engineering and construction) and consults independently on business and technology matters.	2000

Cornelius J. Murphy, age 72, is chairman of our board of directors and has served us variously since 1995 as chairman of the board, lead director and chairman of the board’s executive committee. He has been senior vice president in the Rochester, New York office of Goodrich and Sherwood Associates, Inc. (human resources management consulting) since 1990. For more than 35 years before that, he was employed by Eastman Kodak Company in various executive positions, including senior vice president and a director in the office of the chairman.	1991

Carl E. Sassano, age 53, was elected a director in October 2000 to fill a vacancy on our board. He became our president and chief executive officer following Robert G. Klimasewski’s retirement from these positions in March 2002. Mr. Sassano was president and chief operating officer of Bausch & Lomb, Inc. in 1999 and 2000. He also held positions in Bausch & Lomb, Inc. as president, global vision care (1996-1999), president, contact lens division (1994-1996), group president (1993-1994) and president, polymer technology (1983-1992), a high growth subsidiary of Bausch & Lomb, Inc. He is a trustee of Rochester Institute of Technology and Rochester-based public broadcaster WXXI, as well as a member of the board of directors of the Eastman Dental Center Foundation and Genesee Corporation.
2000

Directors Whose Terms Do Not Expire

at the Annual Meeting

      The following table sets forth certain information with respect to each of our directors whose term in office does not expire at the annual meeting.

Name and Background	Director Since	Term Expires

E. Lee Garelick, age 68, is retired. From April 1996 until March 1999, we employed him as a senior executive. From June 1979 until April 1996, he was president and part owner of Altek Industries Corp., Rochester, New York (manufacturer of calibration instrumentation), which we acquired in April 1996.	1996	2005

Nancy D. Hessler, age 57, joined Integrated People Solutions, Boulder, Colorado (strategic human resources consultant) as a vice president in March 2003. Prior to that, she was director of human resources of the wireless internet solutions group of Nortel Networks Corp., Rochester, New York (telecommunications systems) from October 1998 until June 2002. From May 1996 until September 1998, she was group manager of human resources for Rochester Gas and Electric Corporation, Rochester, New York (public utility). From 1991 until May 1996, Ms. Hessler served as human resource manager of the advanced imaging business unit and as manager of sourcing for the general services division of Xerox Corporation.
	1997	2004

Robert G. Klimasewski, age 60, served as our president and chief executive officer from December 1999 until his retirement in March 2002. He served as our chairman of the board of directors from April 1998 until December 1999, and as our president and chief executive officer from June 1994 until April 1998. Until 2000, Mr. Klimasewski was also vice chairman of Burleigh Instruments, Inc., Rochester, New York (manufacturer of laser instrumentation and micropositioning equipment), which he founded in 1972. He also serves on the board of directors of VirtualScopics LLC, a start-up software company in the pharmaceutical business.
	1982	2004

Paul D. Moore, age 52, was elected a director in May 2001 to fill a vacancy on our board. Mr. Moore is a senior vice president of M&T Bank Corporation. He currently serves as senior credit officer overseeing all corporate lending activity in the Rochester, Syracuse, Binghamton and Albany markets. During his 25-year career at M&T Bank, he previously was commercial banking manager for the Rochester market and held various commercial loan positions in Buffalo.	2001	2004

Dr. Harvey J. Palmer, age 57, is a professor at and dean of the Kate Gleason College of Engineering at Rochester Institute of Technology, Rochester, New York. Prior to that appointment, he was a professor of chemical engineering at the University of Rochester from 1971 through June 2000, where he also held positions of department chair and associate dean of graduate studies.	1987	2005

John T. Smith, age 55, was elected a director in August 2002 to fill a vacancy on our board. Mr. Smith is president of Brite Computers, Inc., which he joined in 1999. Prior to that, from 1997 to 1999, he was the president of JTS Chequeout Solutions, Inc. From 1980 to 1997, Mr. Smith was president of JTS Computer Services, Inc. Mr. Smith serves on the foundation board of Monroe Community College.	2002	2005

PROPOSAL TWO

APPROVAL OF 2003 INCENTIVE PLAN

Background

      The Transcat, Inc. Amended and Restated 1993 Stock Option Plan, which for convenience is referred to in this proxy statement as the “1993 Plan,” was initially approved by our shareholders at the annual meeting of shareholders in 1993 and was subsequently amended and restated, as approved by our shareholders or our board, at various times. The 1993 Plan served two purposes. Its first purpose was to provide an incentive through stock ownership for our executive officers and other employees and the employees of our subsidiaries to contribute to and benefit from our success. The second purpose of the 1993 Plan was to promote the retention of our executive officers by providing them with a meaningful ownership opportunity. The 1993 Plan provided for the issuance of incentive stock options and non-qualified stock options to our employees and employees of our subsidiaries. Pursuant to its terms, the 1993 Plan terminated on June 14, 2003 and no new awards can be made under it.

      On June 24, 2003, the board adopted the Transcat, Inc. 2003 Incentive Plan, which for convenience is referred to in this proxy statement as the “2003 Plan,” and recommended that it be submitted to the shareholders for their approval at the annual meeting. If approved by the shareholders, the 2003 Plan will be effective as of the date of the annual meeting. The 2003 Plan is intended to replace the 1993 Plan.

      The 2003 Plan expands the class of eligible participants to include our consultants. In addition to stock options, the 2003 Plan allows us to grant stock awards. The 2003 Plan also allows us to grant performance awards and, as a result of such grants, also preserves our tax deduction for awards paid to certain members of our senior management for future use, if necessary. No such grants are contemplated at this time, however.

      The 2003 Plan is summarized below. This summary is qualified in its entirety by reference to the text of the 2003 Plan, a copy of which is attached as appendix A to this proxy statement. You are urged to read the actual text of the 2003 Plan in its entirety.

Purpose

      The purpose of the 2003 Plan is to recruit and retain selected employees and consultants and to motivate such persons to put forth their maximum effort toward our continued growth, profitability, and success by providing incentives to such individuals through the ownership and performance of our common stock.

Shares Available under the 2003 Plan

      Initially, 982,000 shares of the company’s common stock are reserved for new stock option awards under the 2003 Plan. In addition, 918,000 shares of the company’s common stock are reserved under the 2003 Plan to satisfy stock option awards under the 1993 Plan that were outstanding as of the termination of the 1993 Plan on June 14, 2003. If any of the outstanding stock option awards under the 1993 Plan subsequently lapse, expire, terminate or are cancelled, then the shares reserved for such stock option awards will become available for new awards under the 2003 Plan and will supplement the 982,000 shares initially reserved for new awards under the 2003 Plan.

Shares Available under the 2003 Plan

Shares reserved for new awards under the 2003 Plan	982,000
Shares reserved for outstanding awards under the 1993 Plan *	918,000

Maximum number of shares available under the 2003 Plan	1,900,000

*	As discussed above, if the outstanding awards under the 1993 Plan lapse, expire, terminate or are cancelled, these shares would be available for new awards under the 2003 Plan.

      The 2003 Plan provides that equitable adjustments will be made to the number of shares of common stock covered by outstanding awards, the price per share applicable to outstanding awards and the number of shares that are thereafter available for awards in the event of a change in our capital or capital stock or any special distributions to shareholders.

Shares Available under Other Company Plans

      In addition to the maximum of 1,900,000 shares of our common stock that are authorized and could be issued pursuant to the 2003 Plan, as of June 25, 2003, the following shares of our common stock were previously authorized and either were issued or could be issued under the following separate equity plans we maintain:

	Date Plan	Shares	Shares
Name of Plan	Authorized	Authorized	Issued/Granted

Employee Stock Purchase Plan	June 5, 1995	400,000	236,000
Amended and Restated Directors’ Stock Plan	January 17, 1995	400,000	295,700*
Amended and Restated Directors’ Warrant Plan	August 21, 1984	200,000	104,000

*	Of the 295,700 shares issued or earned under our Amended and Restated Directors’ Stock Plan, 193,200 shares are held by our current directors.

Administration

      The compensation, benefits and stock option committee of the board (or such other committee as may be designated by the board), which for convenience will be referred to in this proxy statement as the “compensation committee,” will administer the 2003 Plan. The compensation committee has the authority to interpret the 2003 Plan, establish rules and regulations for the operation and administration of the 2003 Plan, select the individuals to receive awards, determine the form, size, terms, conditions, limitations, and restrictions of awards, and take all other action it deems necessary or advisable to administer the 2003 Plan. The compensation committee may allocate all or any portion of its responsibilities and powers under the 2003 Plan to any one or more of its members, the chief executive officer or other senior members of management, as the compensation committee deems appropriate.

Eligible Participants

      The following classes of persons are eligible to participate in the 2003 Plan:

•	all of our employees and the employees of any of our majority-owned subsidiaries, of which there are approximately 230 persons in this class;

•	foreign nationals who, but for the laws of their countries, would be our employees or employees of one of our subsidiaries, of which there are currently no persons in this class; and

•	consultants, advisors and independent contractors retained by the company or any of its 50% or more owned subsidiaries, of which there are approximately five persons in this class.

      The selection of those persons within a particular class who will receive awards is entirely within the discretion of the compensation committee. The compensation committee has not yet determined how many employees are likely to participate in the 2003 Plan. The compensation committee intends, however, to grant most of the 2003 Plan’s awards to those employees who are in a position to have a significant direct impact on our growth, profitability and success. There are currently approximately 40 employees in this category.

Types of Awards

      The 2003 Plan authorizes the grant of:

•	stock options (both incentive and non-qualified);

•	stock awards (both restricted and unrestricted);

•	performance awards (including performance shares and performance units); and

•	any other award established by the compensation committee that is consistent with the 2003 Plan’s purpose.

      Stock Options. The compensation committee may grant awards in the form of stock options to purchase shares of our common stock. For each stock option grant, the compensation committee will determine the number of shares subject to the option, the manner and time of the option’s exercise and the exercise price. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date the stock option is granted. Upon exercise, a participant may pay the exercise price in cash, shares of common stock, a combination thereof, or such other consideration as the compensation committee determines. Any stock option granted in the form of an incentive stock option will satisfy the requirements of section 422 of the Internal Revenue Code.

      Performance Awards. Only those employees who are covered employees within the meaning of section 162(m) of the Internal Revenue Code are eligible to receive performance awards. Generally, “covered employees” means our chief executive officer and our other four highest paid executive officers. Performance awards are structured to qualify as deductible performance-based compensation for purposes of section 162(m) of the Internal Revenue Code (see “Limitation on Income Tax Deduction” on page 10).

      Within the first 90 days (or such other term as provided for in section 162(m)) of a performance period, the compensation committee will, in its sole discretion, designate which covered employees will be eligible for performance awards for the performance period, the length of the performance period, the types of performance awards to be issued, the performance criteria that are to be used to establish performance goals, the kind or level of performance goals and other relevant matters.

      After the close of each performance period, the compensation committee will determine whether the performance goals for the cycle have been achieved. In determining the actual award to be paid to a participant, the compensation committee has the authority to reduce or eliminate the award earned by the participant, based upon any objective or subjective criteria it deems appropriate.

Payment Terms

      Awards may be paid in cash, common stock, a combination of cash and common stock, or any other form of property, as the compensation committee determines. If an award is granted in the form of a stock award, stock option, or performance share, or in the form of any other stock-based grant, the compensation committee may include as part of the award an entitlement to receive dividends or dividend equivalents. At the discretion of the compensation committee, a participant may defer payment of a stock award, performance share, performance unit, dividend, or dividend equivalent.

Effect of Certain Events

      Death or Disability. The compensation committee shall have the authority to promulgate rules and regulations to determine the treatment of a participant under the 2003 Plan in the event of such participant’s death or disability. Unless otherwise provided in an award notice, in the event that a participant shall die or become disabled prior to the complete exercise of the stock options granted to him or her under the 2003 Plan, any remaining stock options may be exercised in whole or in part within one year after the date of the participant’s death or disability to the extent that the participant would have been entitled to exercise the stock option on the date of the participant’s death or disability and prior to expiration of the term of that stock option.

      Retirement or Approved Reason. The compensation committee shall have the authority to promulgate rules and regulations to determine the treatment of a participant under the 2003 Plan in the event of such participant’s retirement or termination for an “approved reason” (as defined in the 2003 Plan). Unless otherwise provided in an award notice, upon a participant’s retirement or termination from the company for an approved reason prior to the complete exercise of the stock options granted to him or her under the 2003 Plan, any remaining stock options held by such participant shall survive and may be exercised in whole or in part at any time to the extent that the participant would have been entitled to exercise the stock option on the date of the participant’s retirement or termination for an approved reason and prior to expiration of the term of that stock option.

      Termination. Unless otherwise provided in an award notice, if a participant’s employment with (or relationship as a consultant of) us terminates for any reason other than death, disability, retirement and any other approved reason prior to the complete exercise of the stock options granted to him or her under the 2003 Plan, any remaining stock options may be exercised in whole or in part within 90 days after the date of the participant’s termination to the extent that the participant would have been entitled to exercise the stock option on the date of the participant’s termination and prior to expiration of the term of that stock option.

      Change In Control. In the event of a change in control (as defined in the 2003 Plan), a participant will receive the following treatment:

•	all of the terms, conditions, restrictions and limitations in effect on any of the participant’s awards will lapse;

•	all of the participant’s outstanding awards will be 100% vested; and

•	all of the participant’s outstanding performance shares, performance units and other stock-based awards will be paid out based on the change in control price (as defined in the 2003 Plan).

Termination and Amendment of 2003 Plan

      The board or the compensation committee may, at any time and from time to time, suspend, amend, modify or terminate the 2003 Plan without shareholder approval; provided, however, that the board or the compensation committee may condition any amendment or modification on the approval of our shareholders if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

Award Limits

      The maximum performance award payable to any one participant under the 2003 Plan for a performance period is 75,000 shares of common stock or, in the event the performance award is paid in cash, $300,000. The maximum number of shares for which stock options may be granted under the 2003 Plan to any one participant for a performance period is 450,000. The maximum number of shares for which stock awards may be granted under the 2003 Plan to any one participant during a calendar year is 100,000.

Securities Act Registration

      We intend to register the shares of common stock available under the 2003 Plan, pursuant to a registration statement on Form S-8, as soon as practicable, subject to the shareholders’ approval and ratification of the 2003 Plan at the annual meeting.

Non-U.S. Jurisdictions

      To facilitate the granting of awards to participants who are employed outside of the United States, the 2003 Plan authorizes the compensation committee to modify and amend the terms and conditions of an award to accommodate differences in local law, policy or custom.

Federal Tax Treatment

      The following is a brief summary of the principal United States federal income tax consequences related to stock options. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

      Incentive Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either us or the participant upon the grant of an incentive stock option (an option that meets the requirement of Section 422 of the Internal Revenue Code) or the exercise thereof by the participant. If the participant holds the shares of common stock underlying the option for the greater of two years after the date the option was granted or one year after the acquisition of such shares of common stock (the “required holding period”), the difference between the aggregate exercise price and the amount realized upon disposition of the shares of common stock will constitute a long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the shares of common stock are disposed of in a sale, exchange or other disqualifying disposition during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the common stock purchased at the time of exercise over the aggregate exercise price, and we will be entitled to a federal income tax deduction equal to such amount.

      Non-Qualified Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either us or the participant upon the grant of a non-qualified stock option. However, the participant will realize ordinary income on the exercise of the option in an amount equal to the excess of the fair market value of the common stock acquired upon the exercise of such option over the exercise price, and we will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the common stock will constitute short-or long-term capital gain, depending on the participant’s holding period.

      Restricted Stock. Under present federal income tax regulations, and unless the participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a restricted stock award will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock, and, subject to limitations in section 162(m) of the Internal Revenue Code, if applicable, we will be entitled to a corresponding tax deduction at that time.

      Unrestricted Stock. Under present federal income tax regulations, a participant receiving an unrestricted stock award will recognize ordinary income and, subject to Internal Revenue Code section 162(m) limitations, if applicable, we will be allowed a tax deduction, at the time the award is granted.

      Performance Awards. Under present federal income tax regulations, a participant receiving performance awards will not recognize income and we will not be allowed a tax deduction at the time the award is granted. When a participant receives payment of a performance award, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and, subject to Internal Revenue Code section 162(m) limitations, if applicable, will be allowed as a deduction for us for federal income tax purposes.

Limitation on Income Tax Deduction

      Pursuant to section 162(m) of the Internal Revenue Code, we may not deduct compensation in excess of $1,000,000 paid to a covered employee. The board has submitted the 2003 Plan for approval by the shareholders in order to permit the grant of certain awards thereunder, such as stock options and certain performance awards, that will constitute “performance-based” compensation, which will be excluded from the calculation of annual compensation of covered employees for purposes of section 162(m) and will be fully deductible by us. The compensation committee may grant awards under the 2003 Plan that do not qualify as performance-based compensation under section 162(m). The payment of any such non-qualifying awards to a covered employee could be non-deductible by us, in whole or in part, under section 162(m), depending on such covered employee’s total compensation in the applicable year.

      Performance Goals for Certain Section 162(m) Awards. Under the 2003 Plan, the compensation committee may determine that, in order to meet the “performance-based” award criteria of section 162(m) and the regulations thereunder, a particular award granted under the 2003 Plan will be determined solely on the basis of one or more of the following measures of corporate performance, alone or in combination, for the company as a whole: increase in total revenue or product revenue, earnings before interest and taxes, earnings before interest, depreciation, taxes and amortization, return on shareholders’ equity, total shareholder return, gross margin, earnings per share, net income, operating income, net profit, operating profits, profits before tax, ratio of debt to debt plus equity, economic value added, ratio of operating earnings to capital spending, free cash flow, return on assets, equity or shareholder’s equity and common stock price per share. Measurement of the our performance against such goals established by the compensation committee shall be objectively determinable, and to the extent such goals are expressed in standard accounting terms, performance shall be measured in accordance with generally accepted accounting principles. The compensation committee shall have the right for any reason to reduce (but not increase) any such award, notwithstanding the achievement of a specified goal. If an award is made on such basis, the compensation committee shall establish goals prior to the beginning of the period to which such performance goal relates (or such later date as may be permitted under section 162(m) or the regulations thereunder). Any payment of an award granted with performance goals under this section of the 2003 Plan will be conditioned on the written certification of the compensation committee in each case that the performance goals and any other material conditions were satisfied.

New Plan Benefits

      The benefits or amounts that will be received by or allocated to our chief executive officer, the named executive officers (as defined on page 15), all current executive officers as a group and all employees who are not executive officers are not presently determinable because such benefits or amounts, if any, will be awarded in the future at the discretion of the compensation committee. Our directors who are not executive officers will not receive benefits or amounts under the 2003 Plan.

      If the 2003 Plan had been in effect in fiscal year 2003, the stock option awards received in fiscal year 2003 by the named executive officers, all current executive officers as a group, and all employees who are not executive officers, and the exercise price of such stock option awards, would have been the same as the stock option awards actually received by such persons for fiscal year 2003 under the 1993 Plan, as set forth in the following table:

New Plan Benefits Table

		Number of Shares
	Exercise Price	Underlying
Name and Position	of Option	Option Granted

Carl E. Sassano	$1.00	200,000
President & Chief Executive Officer
Charles P. Hadeed	$1.00	50,000
Vice President — Finance & Chief Financial Officer
Alan J. Olderstein	$1.00	40,000
Vice President — Sales
Jay F. Woychick	$1.00	20,000
Vice President — Marketing
Alan R. Sartain (1)	$1.00	40,000
President of Calibration Services
All Executive Officers	$0.80 – $1.08	420,000
All Directors Who Are Not Executive Officers (2)	-	-
All Employees Who Are Not Executive Officers	#	82,000

(1)	Mr. Sartain left the company on December 31, 2002.

(2)	Directors who are not executive officers did not participate in the 1993 Plan as directors.

#	The exercise price of the options granted to our employees who are neither directors nor executive officers ranged from $0.80 to $2.04.

Required Vote and Board Recommendation

      The affirmative vote of at least a majority of the shares of common stock present at the meeting, in person or by proxy, without regard to broker non-votes, is required to approve and ratify the 2003 Plan. The board recommends a vote in favor of the proposal to approve the Transcat, Inc. 2003 Incentive Plan, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR such proposal.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The firm of PricewaterhouseCoopers LLP, certified public accountants, served as our independent auditors for the fiscal year ended March 31, 2003, which for convenience is referred to as fiscal year 2003 in this proxy statement. In addition to the audit of the fiscal year 2003 financial statements, we engaged PricewaterhouseCoopers LLP to perform certain services, for which it was paid professional fees, as discussed below. The audit committee of the board of directors considered the possible effect of such professional services on the independence of PricewaterhouseCoopers LLP and approved such services prior to their being rendered.

      The board of directors has selected PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending March 27, 2004. This selection is being presented to the shareholders for ratification at the annual meeting. The board of directors recommends a vote in favor of the proposal to ratify the selection of PricewaterhouseCoopers LLP to serve as our independent auditors for the fiscal year ending March 27, 2004, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR this proposal. If the shareholders do not approve this selection, the board of directors will reconsider its choice.

      We have been advised by PricewaterhouseCoopers LLP that a representative will be present at the annual meeting and will be available to respond to appropriate questions. We intend to give such representative an opportunity to make a statement if he or she should so desire.

Fees Billed by PricewaterhouseCoopers LLP during Fiscal Year 2003

Audit Fees

      For professional services rendered by them for the audit of our annual financial statements for fiscal year 2003, and reviews of the financial statements included in our Quarterly Reports on Form 10-Q for fiscal year 2003, PricewaterhouseCoopers LLP billed us fees in the aggregate amount of $67,600.

Financial Information Systems Design and Implementation Fees

      PricewaterhouseCoopers LLP billed us no fees for professional services for fiscal year 2003 in connection with financial information systems design and implementation.

All Other Fees

      For professional services other than those described above rendered by them for fiscal year 2003, PricewaterhouseCoopers LLP billed us fees in the aggregate amount of $95,630.

CORPORATE GOVERNANCE

Board Meetings

      The board of directors held six meetings during fiscal year 2003. Each director then in office attended at least 75% of the total of such board meetings and meetings of board committees on which he or she served.

Board Committees

      The board of directors has established, among other committees, an audit committee, a compensation, benefits and stock options committee, and a committee on directors, which serves as the nominating committee of the board of directors.

Audit Committee

      The current members of the audit committee are Mr. Moore (chair), Mr. Bradley, Dr. Palmer and Mr. Smith. The board has determined that Mr. Moore is independent for purposes of the listing standards of Nasdaq and would qualify as an “audit committee financial expert” in accordance with the definition of “audit committee financial expert” set forth in Item 401(h)(2) of Regulation S-K, as adopted by the Securities and Exchange Commission. The board determined that Mr. Moore qualifies as an “audit committee financial expert” by virtue of his 25-year career in banking and corporate lending with M&T Bank Corporation. The board has made no determination as to whether each of the other members of the audit committee qualifies as an “audit committee financial expert.”

      The audit committee reviews with PricewaterhouseCoopers LLP, our independent auditors, our financial statements and internal accounting procedures, PricewaterhouseCoopers LLP’s auditing procedures and fees, and the independence of PricewaterhouseCoopers LLP. The audit committee also makes recommendations to the board regarding the selection of our independent auditors, reviews the scope of audit and other services by our independent auditors, reviews the accounting principles, auditing practices and procedures to be used for our financial statements and reviews the results of those audits. Our revised audit committee charter, which has been adopted by the board and is attached as appendix B to this proxy statement, more specifically sets forth the duties and responsibilities of the audit committee. The audit committee’s report relating to fiscal year 2003 appears on page 20 of this proxy statement. The audit committee held five meetings during fiscal year 2003.

Compensation, Benefits and Stock Options Committee

      The current members of the compensation, benefits and stock options committee are Ms. Hessler (chair), Mr. Bradley, Mr. Garelick, Mr. Klimasewski, Mr. Murphy, Mr. Moore, Dr. Palmer and Mr. Smith. The compensation, benefits and stock options committee makes recommendations to the board with respect to compensation and benefits paid to our management and acts as the compensation committee of the board (see “Executive Compensation” on page 15). The compensation, benefits and stock options committee held four meetings during fiscal year 2003.

Committee on Directors

      The current members of the committee on directors are Mr. Murphy (chair), Ms. Hessler and Mr. Sassano. The committee on directors is charged with improving the training and performance of our directors, as well as making nominations to the board. The committee on directors also considers and establishes procedures regarding nominations to the board submitted by shareholders. The committee on directors held two meetings during fiscal year 2003. Shareholder recommendations for director nominations should be sent to the following address: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Chairman of the Board.

Directors’ Compensation

      Our Amended and Restated Directors’ Stock Plan provides for automatic, non-discretionary awards of shares of common stock, in lieu of cash directors’ fees, to each non-employee director who elects to participate. Currently, a maximum of 400,000 shares of common stock is available for awards under the Amended and Restated Directors’ Stock Plan. During fiscal year 2003, Mr. Bradley, Mr. Garelick, Ms. Hessler, Mr. Klimasewski, Mr. Moore, Mr. Murphy, Dr. Palmer and Mr. Smith elected to participate in the Amended and Restated Directors’ Stock Plan, and an aggregate of 37,262 shares of common stock were earned by them. Mr. Bradley has elected to defer receipt of 50% of the shares credited to his participant stock account after June 20, 2001, and Ms. Hessler has elected to defer receipt of all of the shares credited to her participant stock account after July 5, 2001. Messers. Klimasewski and Murphy and Dr. Palmer have elected to defer receipt of all of the shares credited to their respective participant stock accounts after April 1, 2002. Directors who are also employees of the company (currently, only Mr. Sassano) are paid no compensation for their services as directors. During fiscal year 2003, we paid Mr. Murphy $20,000 in cash for his additional services during the prior fiscal year as chairman of the board, we paid Mr. Moore $5,000 in cash for his additional services during the prior fiscal year as chairman of the audit committee, and we paid Ms. Hessler $3,000 in cash for evaluating our board and its committees, as well as our corporate governance policies and practices.

      Pursuant to our Amended and Restated Directors’ Warrant Plan, during fiscal year 2003 each non-employee director then in office received an automatic, non-discretionary grant of a warrant, expiring on August 19, 2007, to purchase 4,000 shares of common stock at an exercise price of $0.97 per share (the market price of the common stock on the grant date). Each warrant becomes exercisable in 1,000-share increments on specified dates provided that the market price of the common stock reaches and maintains certain specified levels; in any event, each warrant vests and becomes exercisable no later than August 20, 2006. None of the warrants is transferable, except by will or intestacy, and during the director’s lifetime they are exercisable only by the director. Unexercised warrants lapse 90 days after the date a director ceases to be a director. No directors’ warrants were exercised during fiscal year 2003.

Compensation Committee Interlocks and Insider Participation

      In his capacity as our president and chief executive officer, Mr. Sassano consults with the compensation, benefits and stock options committee. He participates in discussions of the compensation committee and makes recommendations to it, but he does not vote or otherwise participate in the compensation committee’s ultimate determinations. The board of directors believes that it is prudent to have the chief executive officer so participate in the operations of the compensation committee because his evaluations and recommendations with respect to the compensation and benefits paid to our executive officers (other than himself) are extremely valuable to the compensation committee. However, our chief executive officer neither participates nor is otherwise involved in the deliberations of the compensation committee with respect to his own compensation and benefits.

EXECUTIVE OFFICERS

      We are currently served by six executive officers, who are appointed by the board of directors and serve until their successors are appointed:

      Carl E. Sassano, age 53, is our president and chief executive officer. Further information about Mr. Sassano is set forth under “Election of Directors” on page 4.

      Charles P. Hadeed, 53, is our vice president — finance and chief financial officer. Prior to joining us in April 2002, Mr. Hadeed most recently served as vice president — healthcare ventures group with Henry Schein Inc. Prior to that, he served as group vice president — operations at Del Laboratories Inc., and in various executive positions with Bausch & Lomb, Inc., including vice president — global lens care operations, president — oral care division, vice president — operations — personal products division and vice president/controller — personal products division.

      Robert C. Maddamma, age 60, is our vice president — calibration lab operations and has served in this position since August 2002. From 1994 to 2001, Mr. Maddamma served as vice president — worldwide service operations for Xerox Engineering Systems, Inc., which was a wholly owned Xerox Company. He was employed by Xerox for 39 years in numerous technical and customer service management positions.

      John A. DeVoldre, age 54, is our vice president — human resources and has been employed with the company since 1971 serving in a number of different capacities during his tenure. Mr. De Voldre has worked in a human resources capacity for over 25 years.

      Alan J. Olderstein, age 45, is our vice president — sales and has served in this position since October 2001. Prior to joining us, Mr. Olderstein served as director — sales & marketing support at Burleigh Instruments and was employed by Lightnin, a unit of SPX, for 21 years, where he held a variety of sales and marketing positions.

      Jay F. Woychick, age 46, is our vice president — marketing and has served in this position since September 2000. Prior to joining us, Mr. Woychick was employed for 15 years by Polymer Technology, a Bausch & Lomb company, serving as director — marketing and sales for the RGP Group, director — marketing for the RGP Group, senior marketing manager for the Practitioner Group, marketing manager — materials, and regional manager. He has also worked for Precision Cosmet Co., Inc. and Hartz Mountain Corporation in various sales and marketing positions from 1981 to 1987.

EXECUTIVE COMPENSATION

      The table below shows information on the annual and long-term compensation paid by us for services rendered to us in all capacities, for the fiscal years ended March 31, 2003, 2002 and 2001, by our chief executive officer and our next four most highly compensated executive officers who had a total annual salary and bonus for fiscal year 2003 in excess of $100,000 (collectively, the “named executives”).

Summary Compensation Table

					Long Term
		Annual Compensation			Compensation

			Bonus or	Other
			Performance	Annual	Option	All Other
Name and	Fiscal	Salary	Award	Compensation	Grants	Compensation
Principal Position	Year	($)(1)	($)(1)	($)(2)	(#)	($)(1)(3)

Carl E. Sassano	2003	250,000	70,000	0	200,000	2,100
President & Chief Executive	2002	9,615	0	0	0	0
Officer (4)	2001	-	-	-	-	-
Charles P. Hadeed	2003	137,019	49,576	0	50,000	2,259
Vice President—Finance &	2002	-	-	-	-	-
Chief Financial Officer (5)	2001	-	-	-	-	-
Jay F. Woychick	2003	132,615	15,739	0	20,000	4,196
Vice President—Marketing	2002	128,117	0	0	0	3,788
	2001	63,634	0	0	30,000	0
Alan J. Olderstein	2003	122,466	13,977	0	40,000	3,008
Vice President—Sales (6)	2002	51,192	0	0	10,000	0
	2001	-	-	-	-	-
Alan R. Sartain	2003	133,980	0	0	40,000	4,067
President of Calibration	2002	155,842	0	0	0	5,296
Services (7)	2001	154,423	0	0	0	0

(1)	The amounts shown include cash compensation earned during the fiscal year indicated (whether paid during or subsequent to that year) as well as cash compensation deferred at the election of the named executive into the company’s Long Term Savings and Deferred Profit Sharing Plan (the “401(k) Plan”).

(2)	Does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation for any year does not exceed 10% of the total amount of annual salary and bonus for any named executive.

(3)	The amounts shown reflect the company’s contributions to the 401(k) Plan.

(4)	Mr. Sassano was named as the company’s president and chief executive officer on April 1, 2002.

(5)	Mr. Hadeed joined the company as its vice president – finance and chief financial officer on April 24, 2002.

(6)	Mr. Olderstein joined the company on October 15, 2001.

(7)	Mr. Sartain left the company on December 31, 2002.

Stock Options

      The table below shows information with respect to the granting of stock options during fiscal year 2003 to the named executives under our Amended and Restated 1993 Stock Option Plan. We have no provision for stock appreciation rights.

Option Grants in Fiscal Year 2003

	Individual Grants

		Percent of			Potential Realizable
		Total			Value at Assumed
		Options			Annual Rates of Stock
		Granted to			Price Appreciation for
	Options	Employees	Exercise		Option Term (1)
	Granted	in Fiscal	Price	Expiration
Name	(#)	Year (%)	($/Sh)	Date	5% ($)	10% ($)

Carl E. Sassano	200,000	39.8	$1.00	April 29, 2007	$140,000	$210,000
Charles P. Hadeed	50,000	10.0	1.00	April 29, 2007	35,000	53,000
Jay F. Woychick	20,000	4.0	1.00	April 29, 2007	14,000	21,000
Alan J. Olderstein	40,000	8.0	1.00	April 29, 2007	28,000	42,000
Alan R. Sartain (2)	40,000	8.0	1.00	April 29, 2007	28,000	42,000

(1)	The dollar amounts in these columns are the result of calculations of potential realizable value at the 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast future appreciation of our common stock. There can be no assurance that our common stock will perform at the assumed annual rates shown in the table. We will neither make nor endorse any predictions as to future stock performance. As an alternative to the assumed potential realizable values stated in the 5% and 10% columns, Securities and Exchange Commission rules would permit stating the present value of such options at the date of grant. Methods of computing present value suggested by different authorities can produce significantly different results. Moreover, since stock options granted by us are not transferable, there are no objective criteria by which any computation of present value can be verified. Consequently, we have not chosen this alternative for the purposes of the table.

(2)	Mr. Sartain left the company on December 31, 2002.

      The table below shows information with respect to (1) options exercised by the named executives during fiscal year 2003 and (2) unexercised options held by them at the end of fiscal year 2003.

Aggregated Option Exercises in Fiscal Year 2003 and

Fiscal Year-End Option Values

					Value of All Unexercised
	Shares		Unexercised Options Held at		In-the-Money Options at
	Acquired on	Value	FY-End (#)		FY-End ($)(1)
	Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Carl E. Sassano	-	-	0	200,000	0	$80,000
Charles P. Hadeed	-	-	0	50,000	0	20,000
Jay F. Woychick	-	-	0	50,000	0	8,000
Alan J. Olderstein	-	-	0	50,000	0	16,000
Alan R. Sartain (2)	-	-	0	0	0	0

(1)	Expressed as the excess of the market value of the common stock at fiscal year-end ($1.40 per share) over the exercise price of each option.

(2)	Mr. Sartain left the company on December 31, 2002.

EQUITY COMPENSATION PLANS

      As of March 31, 2003, we maintained the Transcat, Inc. Amended and Restated 1993 Stock Option Plan, which was approved by our shareholders. The table below shows information about equity awards under this plan as of March 31, 2003:

	(a)	(b)	(c)

			Number of Shares
			Remaining Available for
	Number of Shares to be	Weighted-Average	Equity Compensation Plans
	Issued Upon Exercise of	Exercise Price of	(Excluding Shares
Plan Category	Outstanding Options	Outstanding Options	Reflected in Column (a))

Equity compensation plans approved by shareholders (1)	918,000	$1.87	699,000
Equity compensation plans not approved by shareholders	0	—	0
Total	918,000	$1.87	699,000

(1)	Subject to shareholder approval, the Transcat, Inc. Amended and Restated 1993 Stock Option Plan will be superceded by the Transcat, Inc. 2003 Incentive Plan, and no further grants shall be made under the Transcat, Inc. Amended and Restated 1993 Stock Option Plan. All outstanding stock options under the Transcat, Inc. Amended and Restated 1993 Stock Option Plan immediately prior to the effective date of the Transcat, Inc. 2003 Incentive Plan will be incorporated into the Transcat, Inc. 2003 Incentive Plan and will accordingly be treated as outstanding stock options under the Transcat, Inc. 2003 Incentive Plan.

REPORT OF THE COMPENSATION, BENEFITS AND STOCK OPTION COMMITTEE

      The following report of the compensation, benefits and stock options committee covers the compensation of all our senior executives, including Carl E. Sassano, our chief executive officer.

Executive Compensation Philosophy

      The goals of the company’s executive compensation program are to align compensation with business objectives and performance, and to enable the company to attract, retain and reward executives who contribute to the short-term and long-term success of the company and thus contribute to increasing shareholder value.

      The company attempts to compensate its executives competitively. To ensure that compensation is competitive, the company periodically compares its compensation practices with those of comparable companies and adjusts its compensation parameters based on this review. More importantly, the company’s executive compensation program is intended to compensate sustained performance. Executives are rewarded based upon both corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit and performance. Individual performance is evaluated by reviewing organizational and management development progress against set objectives and goals.

      The primary criteria for the awarding of incentive compensation are as follows:

•	company-wide profitability in excess of an annually pre-determined amount is generally a prerequisite to the payment of any incentive compensation, so that every executive is motivated to achieve profitability for the entire company;

•	incentive compensation is measured by the company’s success in meeting key line items in the company’s budget, particularly profits;

•	leadership is rewarded, as is the extent to which an individual sets, meets and exceeds goals that are beneficial to both the company’s short-term and long-term success; and

•	controlling expenses, as measured against budget, is rewarded.

      Annually, the compensation, benefits and stock options committee reviews with the chief executive officer and approves, with any modifications it deems appropriate, an annual salary plan for the executives, other than those officers whose salaries are fixed by contract approved by the board of directors. Currently, there are no employment contracts with the company’s executives, but the company might enter into employment contracts with key executives in the future. This salary plan is developed under the direction of the chief executive officer, based on industry peer group information and performance judgments as to the past and expected future contributions of each executive.

      Prior to the start of each fiscal year, the chief executive officer sets individual objectives for each of the company’s executives that are in keeping with the criteria set forth above. During each fiscal year, the chief executive officer gives executives ongoing feedback on performance. After the end of the fiscal year, the chief executive officer evaluates each executive’s accomplishment of objectives and provides summaries of performance appraisals to the compensation, benefits and stock options committee. The performance appraisals are considered by the compensation, benefits and stock options committee in deciding whether to grant performance awards. The chairman of the board provides similar objective-setting, feedback and evaluation with respect to the chief executive officer’s performance.

Executive Compensation Program

      The company’s executive compensation program is structured to attract and retain executives capable of improving services, fostering teamwork, and motivating employees, all with the ultimate goal of improving profitability and enhancing shareholder value.

      The company’s Annual Executive Bonus Plan, which is formulated and approved annually by the compensation, benefits and stock options committee, provides for the payment of cash bonuses. Under this plan, the company must first make a profit at a level determined annually by the compensation, benefits and stock options committee before any bonuses can be paid. Once that threshold is reached, a bonus pool is established from which a participating executive receives a bonus consisting of a targeted percentage of salary earned that is weighted by the achievement of company objectives and the performance of certain personal objectives. Based on the company’s financial performance in fiscal year 2003, executive officers were each awarded a cash bonus for fiscal year 2003, as more specifically set forth on page 15 of this proxy statement, and are eligible for an annual performance bonus based upon the attainment by the company of certain financial goals.

      Long-term incentives are provided through the grant of stock options under the company’s Amended and Restated 1993 Stock Option Plan. The compensation, benefits and stock options committee views stock options as a means of aligning the long-range interests of all employees, including executives, with those of the shareholders by providing them with the opportunity to build a meaningful stake in the company. Other than the company’s executive officers, during fiscal year 2003 the compensation, benefits and stock options committee granted to an aggregate of 89 employees options to purchase an aggregate of 82,000 shares of common stock. In addition to stock options, performance awards may be granted by the compensation, benefits and stock options committee in the case of a unique performance contributing to the company’s long-term success. No such awards were granted during fiscal year 2003.

      Executives and other employees are entitled to participate in the company’s Long-Term Savings and Deferred Profit Sharing Plan, a 401(k) plan.

Chief Executive Officer Compensation

      Carl E. Sassano served as the company’s president and chief executive officer during fiscal year 2003. Currently, Mr. Sassano and the company are not parties to an employment agreement. Accordingly, Mr. Sassano serves as the company’s president and chief executive officer at the pleasure of the board of directors. For fiscal year 2003, Mr. Sassano received an annual salary of $250,000. Mr. Sassano is eligible to participate in the company’s Annual Executive Bonus Plan, and he received a bonus of $70,000 for fiscal year 2003.

      Based on its study and review of comparable companies, the compensation, benefits and stock options committee believes that Mr. Sassano’s total compensation for fiscal year 2003 was at a level that is commensurate with amounts paid to chief executive officers at comparable companies and in comparable businesses. Mr. Sassano’s compensation was approved by the board of directors on the compensation, benefits and stock options committee’s recommendation, reflecting its assessment of Mr. Sassano’s prior performance as the company’s president and chief executive officer, and his proven ability and dedication to provide the leadership and vision necessary to return the company to profitability and enhance the company’s long-term value.

Compensation, Benefits and Stock Options Committee

Nancy D. Hessler, Chair
Francis R. Bradley
E. Lee Garelick
Robert G. Klimasewski
Paul D. Moore
Cornelius J. Murphy
Harvey J. Palmer
John T. Smith

REPORT OF THE AUDIT COMMITTEE

      The audit committee of the board of directors is comprised of four members of the company’s board of directors, each of whom is independent pursuant to The Nasdaq Stock Market’s listing standards. The duties and responsibilities of the audit committee are set forth in the audit committee charter, which is attached as appendix B to this proxy statement. Among other things, the audit committee recommends to the board that the company’s audited financial statements be included in the company’s annual report on Form 10-K, and recommends the selection of the independent auditors to audit the company’s books and records.

      The audit committee has:

•	reviewed and discussed the company’s audited financial statements for fiscal year 2003 with the company’s management and with PricewaterhouseCoopers LLP, the company’s independent auditors;

•	discussed with the company’s independent auditors the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards); and

•	received and discussed the written disclosures and the letter from the company’s independent auditors required by Independence Standards Board Statement No. 1 (Independent Discussions with Audit Committees).

      Based on such review and discussions with management and the independent auditors, the audit committee recommended to the board of directors that the audited financial statements be included in the company’s annual report on Form 10-K for fiscal year 2003 for filing with the Securities and Exchange Commission.

Policy on Pre-Approval of Retention of Independent Auditors

      The engagement of PricewaterhouseCoopers LLP for non-audit accounting and tax services performed for the company is limited to those circumstances where these services are considered integral to the audit services that it provides or in which there is another compelling rationale for using its services. Pursuant to the Sarbanes-Oxley Act of 2002, all audit and permitted non-audit services for which the company engages PricewaterhouseCoopers LLP after May 6, 2003 require pre-approval by the audit committee.

      The audit committee considered the provision by PricewaterhouseCoopers LLP of non-audit services to the company and determined that the provision of these services was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Audit Committee

Paul D. Moore, Chair
Francis R. Bradley
Harvey J. Palmer
John T. Smith

COMPARISON OF CUMULATIVE TOTAL RETURN

      The following graph sets forth a comparison of the cumulative total shareholder return on our common stock during the five-year period ended March 31, 2003, with the cumulative total return of companies on the Standard & Poor’s 500 Index and the Standard & Poor’s 500 Information Technology Index.

			S&P 500 Information
	Transcat, Inc.	S&P 500 Index	Technology

Mar98	100.00	100.00	100.00
Mar99	36.64	118.46	164.43
Mar00	36.34	139.71	297.44
Mar01	19.85	109.43	114.72
Mar02	14.05	109.69	106.22
Mar03	17.10	82.53	71.53

Assumes $100 invested on March 31, 1998 in our common stock, the companies comprising the Standard & Poor’s 500 Index and the companies comprising the Standard & Poor’s 500 Information Technology Index.

      There can be no assurance that our stock performance will continue into the future with the same or similar trends depicted in the graph above. We will neither make nor endorse any predictions as to future stock performance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information, as of June 30, 2003, regarding the only persons known to us to be record or beneficial owners of more than 5% of our common stock.

	Number of Shares	Percent
Name and Address	of Common Stock	of
of Beneficial Owner	Beneficially Owned (1)	Class (1)

E. Lee Garelick 12 Birchstone Hill Rush, New York 14543 (2)	308,760	5.0%

Dimensional Fund Advisors Inc. 1299 Ocean Avenue Santa Monica, CA 90401 (3)	343,800	5.6%

(1)	As reported by such holders as of June 30, 2003 (except as otherwise stated in the other footnotes to this table), with percentages based on 6,182,331 shares issued and outstanding except where the holder has the right to receive shares within the next 60 days (as indicated in the other footnotes to this table), which would increase the number of shares owned by such holder and the number of shares outstanding.

(2)	Includes a presently exercisable warrant to purchase 4,000 shares and 5,866 shares earned under the Directors’ Stock Plan but not yet issued.

(3)	The amount shown and the following information are derived from an amendment to Schedule 13G dated February 3, 2003: Dimensional Fund Advisors Inc. (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional has sole power to vote and sole power to dispose of all of the reported shares that are owned by the Funds. Dimensional disclaims beneficial ownership of such shares.

SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth certain information regarding shares of our common stock held by (1) each of our directors, (2) each of our “named executives” (see “Executive Compensation” on page ), and (3) all of our directors and executive officers as a group. Unless otherwise noted in the footnotes below, the information in the table is as of June 30, 2003.

	Number of Shares	Percent
	of Common Stock	of
Name of Beneficial Owner	Beneficially Owned (1)	Class (1)

Francis R. Bradley (2)	16,132	0.3
E. Lee Garelick (3)	308,760	5.0
Charles P. Hadeed	3,100	-
Nancy D. Hessler (4)	39,433	0.6
Robert G. Klimasewski (5)	78,034	1.3
Paul D. Moore (6)	18,932	0.3
Cornelius J. Murphy (7)	68,662	1.1
Alan J. Olderstein	-	-
Harvey J. Palmer (8)	62,447	1.0
Alan R. Sartain (9)	14,185	0.2
Carl E. Sassano (10)	22,066	0.4
John T. Smith (11)	1,800	-
Jay F. Woychick	5,494	-
All directors and executive officers as a group (15 persons) (12)	765,630	12.1

(1)	As reported by such persons as of June 30, 2003, with percentages based on 6,182,331 shares issued and outstanding except where the person has the right to receive shares within the next 60 days (as indicated in the other footnotes to this table), which would increase the number of shares owned by such person and the number of shares outstanding. Negligible percentages have been omitted from the table.

(2)	Includes 6,766 shares earned under the Directors’ Stock Plan but deferred and 3,633 shares earned under the Directors’ Stock Plan but not yet issued. For awards earned after June 20, 2001, Mr. Bradley has elected to defer receipt of fifty percent of the shares credited to his participant stock account under the Directors’ Stock Plan until the expiration of the deferral period, at which time the shares will be issued pursuant to the terms of his prior election.

(3)	Includes presently exercisable warrants to purchase 4,000 shares and 5,866 shares earned under the Directors’ Stock Plan but not yet issued.

(4)	Includes presently exercisable warrants to purchase 8,000 shares and 11,332 shares earned under the Directors’ Stock Plan but deferred. For awards earned after July 5, 2001, Ms. Hessler has elected to defer receipt of all of the shares credited to her participant stock account under the Directors’ Stock Plan until the expiration of the deferral period, at which time the shares will be issued pursuant to the terms of her prior election.

(5)	Includes a presently exercisable option to purchase 20,000 shares and 5,866 shares earned under the Directors’ Stock Plan but deferred. For awards earned after April 1, 2002, Mr. Klimasewski has elected to defer receipt of all of the shares credited to his participant stock account under the Director’s Stock Plan until the expiration of the deferral period, at which time the shares will be issued pursuant to the terms of his prior election.

(6)	Includes 6,866 shares earned under the Directors’ Stock Plan but not yet issued.

(7)	Includes presently exercisable warrants to purchase 8,000 shares and 6,466 shares earned under the Directors’ Stock Plan but deferred. For awards earned after April 1, 2002, Mr. Murphy has elected to defer receipt of all of the shares credited to his participant stock account under the Director’s Stock Plan until the expiration of the deferral period, at which time the shares will be issued pursuant to the terms of his prior election.

(8)	Includes presently exercisable warrants to purchase 8,000 shares and 6,066 shares earned under the Directors’ Stock Plan but deferred. For awards earned after April 1, 2002, Dr. Palmer has elected to defer receipt of all of the shares credited to his participant stock account under the Director’s Stock Plan until the expiration of the deferral period, at which time the shares will be issued pursuant to the terms of his prior election.

(9)	As reported by Mr. Sartain as of March 31, 2003. Mr. Sartain left the company on December 31, 2002.

(10)	Includes (i) 1,000 shares held by Mr. Sassano’s daughter, as to which shares Mr. Sassano disclaims beneficial ownership; (ii) 1,000 shares held by Mr. Sassano’s spouse as custodian for Mr. Sassano’s minor son, as to which shares Mr. Sassano disclaims beneficial ownership; and (iii) 7,866 shares earned under the Directors’ Stock Plan but deferred while Mr. Sassano was a non-employee director. For awards earned under the Directors’ Stock Plan after June 20, 2001, Mr. Sassano elected to defer receipt of all of the shares credited to his participant stock account until the expiration of the deferral period, at which time the shares will be issued pursuant to the terms of his prior election.

(11)	These shares were earned under the Directors’ Stock Plan but are not yet issued.

(12)	Includes presently exercisable options and warrants to purchase 100,000 shares, and 62,527 shares earned under the Directors’ Stock Plan but deferred or not yet issued.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Since the 2002 annual meeting of shareholders, the following persons inadvertently filed late with the Securities and Exchange Commission the following reports: Francis R. Bradley, three reports, each disclosing one transaction; E. Lee Garelick, two reports, each disclosing one transaction; Nancy D. Hessler, one report disclosing one transaction; Robert G. Klimasewski, one report disclosing one transaction; Paul D. Moore, three reports, each disclosing one transaction; Cornelius J. Murphy, four reports, each disclosing one transaction; John T. Smith, two reports, each disclosing one transaction; and Robert C. Maddamma, one report disclosing two transactions. Such reports have since been filed, and all of our directors and executive officers are now current in such filings. In making this statement, we have relied on the written representations of our directors and executive officers and copies of the reports that they have filed with the Securities and Exchange Commission.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In 1996, we acquired Altek Industries Corp. from E. Lee Garelick (who is now a director of the company) and James N. Wurtz. Pursuant to the stock purchase agreement providing for the acquisition: (1) until April 3, 2006, Mr. Garelick has “piggy-back” registration rights with respect to his shares of common stock, subject to certain conditions; and (2) subject to the prior consent of our lender, we have the right of first refusal to purchase, at an average market price, shares of common stock that Mr. Garelick proposes to dispose of (other than in certain transactions).

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Proposals Submitted for Inclusion in Our Proxy Materials

      We will include in our proxy materials for the 2004 annual meeting of shareholders shareholder proposals that comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Among other things, Rule 14a-8 requires that we receive such proposals no later than 120 days prior to the one-year anniversary of this proxy statement. Thus, for the 2004 annual meeting of shareholders, we must receive shareholder proposals submitted for inclusion in our proxy materials no later than March 18, 2004. We will not include in our proxy materials shareholder proposals received after this date. Shareholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary.

Proposals Not Submitted for Inclusion in Our Proxy Materials

      Shareholder proposals that are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, as described above, may be brought before the 2004 annual meeting of shareholders in accordance with our bylaws. Our bylaws require that we receive such proposals no later than 50 days prior to the date of the annual meeting. Thus, for the 2004 annual meeting of shareholders, we must receive shareholder proposals that are not submitted for inclusion in our proxy materials no later than June 3, 2004. In accordance with our bylaws, we will not permit shareholder proposals that do not comply with the foregoing notice requirement to be brought before the 2004 annual meeting of shareholders. Shareholder proposals that are not submitted for inclusion in our proxy statement should be mailed to the following address: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary.

OTHER MATTERS

      As of the date of this proxy statement, the board of directors does not know of any other matters that are to be presented for action at the annual meeting. Should any other matter come before the annual meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Carl E. Sassano
President and Chief Executive Officer

Rochester, New York

July 9, 2003

APPENDIX A

TRANSCAT, INC. 2003 INCENTIVE PLAN

TRANSCAT, INC.

2003 INCENTIVE PLAN

Effective                     , 2003

ARTICLE 1

PURPOSE AND TERM OF PLAN

      SECTION 1.1     Purpose. The purpose of the Plan is to recruit and retain selected Employees and Consultants and to motivate such Employees and Consultants to put forth their maximum efforts toward the continued growth, profitability, and success of the Company by providing incentives to such Employees, Directors and Consultants through the ownership and performance of Common Stock.

      SECTION 1.2     Term. The Plan was approved by the Board on June 24, 2003, and will become effective upon the date of the approval by Transcat’s shareholders at the 2003 Annual Meeting of the Shareholders. The Plan and any Awards granted thereunder shall be null and void if shareholder approval is not obtained at the 2003 Annual Meeting of the Shareholders. The Plan shall terminate on June 23, 2013, or the earlier dissolution of Transcat, and no Awards shall be granted after such date.

      SECTION 1.3     Successor Plan. This Plan shall serve as the successor to the Transcat, Inc. Amended and Restated 1993 Stock Option Plan (the “Predecessor Plan”), and no further grants shall be made under the Predecessor Plan from and after the effective date of this Plan. All outstanding stock options under the Predecessor Plan immediately prior to the effective date of this Plan are hereby incorporated into this Plan and shall accordingly be treated as outstanding stock options under this Plan. However, each such stock option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and, except as otherwise expressly provided herein, no provision of this Plan shall affect or otherwise modify the rights or obligations of holders of such incorporated stock options with respect to their acquisition of shares of Common Stock, or otherwise modify the rights or the obligations of the holders of such stock options. Any stock options issued under the Predecessor Plan that lapse, expire, terminate or be cancelled shall be deemed available for issuance or reissuance under Section 6.1 of the Plan.

ARTICLE 2

DEFINITIONS

      In any necessary construction of a provision of this Plan, the masculine gender may include the feminine, and the singular may include the plural, and vice versa.

      SECTION 2.1     “Approved Reason” means a reason for terminating employment with the Company which, in the opinion of the Committee, is in the best interests of the Company.

      SECTION 2.2     “Award” means any form of stock option, Stock Award, Performance Award, or other incentive award granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.

      SECTION 2.3     “Award Notice” means the written document establishing the terms, conditions, restrictions, and/or limitations of an Award in addition to those established by this Plan and by the Committee’s exercise of its administrative powers. The Committee will establish the form of the written document in the exercise of its sole and absolute discretion.

      SECTION 2.4     “Board” means the Board of Directors of Transcat.

      SECTION 2.5     “Cause” means (a) the willful and continued failure by a Participant to substantially perform his or her duties with the Company after written warnings identifying the lack of substantial performance are delivered to the Participant by the Company to specifically identify the manner in which the Company believes that the Participant has not substantially performed his or her duties, (b) the willful engaging by a Participant in illegal conduct which is materially and demonstrably injurious to the Company, (c) the commission of a felony by a Participant, (d) the breach by a Participant of a material fiduciary duty owed by that Participant to the Company, (e) the intentional unauthorized disclosure by a Participant to any person of confidential information or trade secrets of a material nature relating to the Company’s business, or (f) the engaging by a Participant in any conduct that the Company’s written rules, regulations or policies specify as constituting grounds for discharge.

      SECTION 2.6     “CEO” means the Chief Executive Officer of Transcat.

      SECTION 2.7     “Change In Control” means (i) any “person” within the meaning of Section 14(d) of the Exchange Act, other than Transcat, a Subsidiary, or any employee benefit plan(s) sponsored by Transcat or any Subsidiary, is or has become the “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 50 percent or more of the combined voting power of the outstanding securities of Transcat ordinarily having the right to vote at the election of directors; (ii) individuals who constitute the Board on                     , 2003 (the “Incumbent Board”) have ceased for any reason to constitute at least a majority thereof (or a majority of the Board as then constituted), provided that any person becoming a director subsequent to                     , 2003 whose election, or nomination for election by Transcat’s shareholders, was approved by a vote of at least three-quarters (3/4) of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of Transcat in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; (iii) the closing of a reorganization, merger or consolidation of Transcat, other than one with respect to which all or substantially all of those persons who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of outstanding securities of Transcat ordinarily having the right to vote in the election of directors own, immediately after such transaction, more than three-quarters (3/4) of the outstanding securities of the resulting corporation ordinarily having the right to vote in the election of directors; (iv) the closing of a sale or other disposition of all or substantially all of the assets of Transcat, other than to a Subsidiary; or (v) the complete liquidation and dissolution of Transcat.

      SECTION 2.8     “Change In Control Price” means the highest closing price (or, if the shares are not traded on an exchange, the highest last sale price or closing “asked” price) per share paid for the purchase of Common Stock in a national securities market during the 90-day period ending on the date the Change In Control occurs.

      SECTION 2.9     “Code” means the Internal Revenue Code of 1986, as amended from time to time, including the regulations thereunder and any successor provisions and the regulations thereto.

      SECTION 2.10     “Committee” means the Compensation, Benefits and Stock Options Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided that the Committee shall consist of two or more Directors, all of whom are both a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of the definition of such term as contained in Proposed Treasury Regulation Section 1.162-27(e)(3) or any successor definition adopted under Section 162(m) of the Code.

      SECTION 2.11     “Common Stock” means the common stock, $.50 par value per share, of Transcat that may be newly issued or treasury stock.

      SECTION 2.12     “Company” means Transcat and its Subsidiaries.

      SECTION 2.13     “Consultants” means the consultants, advisors and independent contractors retained by the Company.

      SECTION 2.14     “Covered Employee” means an Employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

      SECTION 2.15     [Intentionally deleted]

      SECTION 2.16     “Disability,” for a Participant who is an Employee, means a disability under the terms of the long-term disability plan maintained by the Participant’s employer, or in the absence of such a plan, the Transcat, Inc. Long Term Disability Plan; and for all other Participants, means a disability under the Transcat, Inc. Long Term Disability Plan.

      SECTION 2.17     “Effective Date” means the date an Award is determined to be effective by the Committee upon its grant of such Award, which date shall be set forth in the applicable Award Notice.

      SECTION 2.18     “Employee” means any person employed by the Company on a full-time basis.

      SECTION 2.19     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including the rules thereunder and any successor provisions and the rules thereto.

      SECTION 2.20     “Fair Market Value” means the fair market value determined by the Committee, in good faith, based upon a reasonable method of valuation adopted by the Committee, or such method as may be permitted by the Code, or the regulations or rulings thereunder.

      SECTION 2.21     “Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee in determining the size of an Award for a Performance Period if, in the Committee’s sole judgment, such application is appropriate. Negative Discretion may only be used by the Committee to eliminate or reduce the size of an Award. By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan, including, but not limited to Negative Discretion, be used to: (a) grant Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained under the applicable Performance Formula; or (b) increase an Award above the maximum amount payable under Section 6.3 of the Plan.

      SECTION 2.22     “Participant” means either an Employee or Consultant to whom an Award has been granted by the Committee under the Plan.

      SECTION 2.23     “Performance Awards” means the Stock Awards, performance units and performance shares granted to Covered Employees pursuant to ARTICLE 9. All Performance Awards are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

      SECTION 2.24     “Performance Criteria” means the one or more criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period. The Performance Criteria that will be used to establish such Performance Goal(s) shall include and not be limited to the following: increase in total revenue or product revenue, earnings before interest and taxes, earnings before interest, depreciation, taxes and amortization (“EBIDTA”), return on shareholders’ equity, total shareholder return, gross margin, earnings per share, net income, operating income, net profit, operating profits, profits before tax, ratio of debt to debt plus equity, economic value added, ratio of operating earnings to capital spending, free cash flow, return on assets, equity or shareholders’ equity and Common Stock price per share. To the extent required by Section 162(m) of the Code, the Committee shall, within the time period required by Section 162(m) of the Code (generally, the first 90 days of a Performance Period), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

      SECTION 2.25     “Performance Formula” means, for a Performance Period, the one or more objective formulas (expressed as a percentage or otherwise) applied against the relevant Performance Goal(s) to determine, with regards to the Award of a particular Participant, whether all, some portion but less than all, or none of the Award has been earned for the Performance Period.

      SECTION 2.26     “Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the time period permitted by Section 162(m) of the Code (generally, the first 90 days of a Performance Period), or at any time thereafter, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; and (c) in view of the Committee’s assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant.

      SECTION 2.27     “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Award.

      SECTION 2.28     “Plan” means the Transcat, Inc. 2003 Incentive Plan.

      SECTION 2.29     “Retirement” means, in the case of a Participant employed by the Company, voluntary termination of employment on or after 55.

      SECTION 2.30     “Stock Award” means an Award granted pursuant to ARTICLE 8 in the form of shares of Common Stock, restricted shares of Common Stock, and/or Units of Common Stock.

      SECTION 2.31     “Subsidiary” means a corporation or other business entity in which Transcat directly or indirectly has an ownership interest of 50 percent or more, except that with respect to incentive stock options, “Subsidiary” shall mean “subsidiary corporation” as defined in Section 424(f) of the Code.

      SECTION 2.32     “Transcat” means Transcat, Inc., an Ohio corporation.

      SECTION 2.33     “Unit” means a bookkeeping entry used by the Company to record and account for the grant of the following Awards until such time as the Award is paid, canceled, forfeited or terminated, as the case may be: Units of Common Stock, performance units and performance shares which are expressed in terms of Units of Common Stock.

ARTICLE 3

ELIGIBILITY

      SECTION 3.1     In General. Subject to Section 3.2, all Employees and Consultants are eligible to participate in the Plan. The Committee may select, from time to time, Participants from those Employees who, in the opinion of the Committee, can further the Plan’s purposes. In addition, the Committee may select, from time to time, Participants from those Consultants (who may or may not be Committee members) who, in the opinion of the Committee, can further the Plan’s purposes. Once a Participant is so selected, the Committee shall determine the type(s) of Awards to be made to the Participant and shall establish in the related Award Notice(s) the terms, conditions, restrictions and/or limitations, if any, applicable to the Award(s) in addition to those set forth in this Plan and the administrative rules and regulations issued by the Committee.

      SECTION 3.2     Incentive Stock Options. Only Employees shall be eligible to receive “incentive stock options” (within the meaning of Section 422 of the Code).

ARTICLE 4

PLAN ADMINISTRATION

      SECTION 4.1     Responsibility. The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms.

      SECTION 4.2     Authority of the Committee. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to: (a) select the Participants and determine the type of Awards to be made to Participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of the Awards; (b) interpret the Plan; (c) determine eligibility for participation in the Plan; (d) decide all questions concerning eligibility for and the amount of Awards payable under the Plan; (e) construe any ambiguous provision of the Plan; (f) correct any default; (g) supply any omission; (h) reconcile any inconsistency; (i) issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper; (j) make regulations for carrying out the Plan and make changes in such regulations as it from time to time deems proper; (k) determine whether Awards should be granted singly, in combination or in tandem; (l) to the extent permitted under the Plan, grant waivers of

Plan terms, conditions, restrictions, and limitations; (m) accelerate the vesting, exercise, or payment of an Award or the Performance Period of an Award when such action or actions would be in the best interest of the Company; (n) establish such other types of Awards, besides those specifically enumerated in ARTICLE 5 hereof, which the Committee determines are consistent with the Plan’s purpose; (o) grant Awards in replacement of Awards previously granted under this Plan, the Predecessor Plan or any other executive compensation plan of the Company; (p) establish and administer the Performance Goals and certify whether, and to what extent, they have been attained; (q) determine the terms and provisions of any agreements entered into hereunder; (r) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan; and (s) make all other determinations it deems necessary or advisable for the administration of the Plan, including factual determinations.

      SECTION 4.3     Discretionary Authority. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan including, without limitation, its construction of the terms of the Plan and its determination of eligibility for participation and Awards under the Plan. It is the intent of Plan that the decisions of the Committee and its actions with respect to the Plan shall be final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.

      SECTION 4.4     Section 162(m) of the Code. With regards to all Covered Employees, the Plan shall, for all purposes, be interpreted and construed in accordance with Section 162(m) of the Code.

      SECTION 4.5     Action by the Committee. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its number to execute and deliver documents on behalf of the Committee.

      SECTION 4.6     Allocation and Delegation of Authority. The Committee may allocate all or any portion of its responsibilities and powers under the Plan to any one or more of its members, the CEO or other senior members of management as the Committee deems appropriate and may delegate all or any part of its responsibilities and powers to any such person or persons, provided that any such allocation or delegation be in writing; provided, however, that only the Committee may select and grant Awards to Participants who are subject to Section 16 of the Exchange Act or are Covered Employees. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

ARTICLE 5

FORM OF AWARDS

      SECTION 5.1     In General. Awards may, at the Committee’s sole discretion, be paid in the form of stock options pursuant to ARTICLE 7, Stock Awards pursuant to ARTICLE 8, Performance Awards pursuant to ARTICLE 9, any form established by the Committee pursuant to Section 4.2(n), or a combination thereof. The Committee may grant forms of performance awards to any Participant pursuant to Section 4.2(n), provided, however, any form of performance awards granted to Covered Employees that are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code must be issued as Performance Awards pursuant to Article 9. All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Committee may, in its sole judgment, subject an Award to such other terms, conditions, restrictions and/or limitations (including, but not limited to, the time and conditions of exercise and restrictions on transferability and vesting), provided they are not inconsistent with the terms of the Plan. Awards under a particular Article of the Plan need not be uniform and Awards under two or more Articles may be combined into a single Award Notice. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant.

      SECTION 5.2     Foreign Jurisdictions.

      (a) Special Terms. In order to facilitate the making of any Award to Participants who are employed or retained by the Company outside the United States as Employees or Consultants (or who are foreign nationals temporarily within the United States), the Committee may provide for such modifications and additional terms and conditions (“special terms”) in Awards as the Committee may consider necessary or appropriate to accommodate differences in local law, policy or custom or to facilitate administration of the Plan. The special terms may provide that the grant of an Award is subject to (1) applicable governmental or regulatory approval or other compliance with local legal requirements and/or (2) the execution by the Participant of a written instrument in the form specified by the Committee, and that in the event such conditions are not satisfied, the grant shall be void. The special terms may also provide that an Award shall become exercisable or redeemable, as the case may be, if an Employee’s employment or Consultant’s relationship with the Company ends as a result of workforce reduction, realignment or similar measure and the Committee may designate a person or persons to make such determination for a location. The Committee may adopt or approve sub-plans, appendices or supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for purposes of implementing any special terms, without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, no such sub-plans, appendices or supplements to, or amendments, restatements, or alternative versions of, the Plan shall: (a) increase the limitations contained in Section 6.3; (b) increase the number of available shares under Section 6.1; (c) cause the Plan to cease to satisfy any conditions of Rule 16b-3 under the Exchange Act or, with respect to Covered Employees, Section 162(m) of the Code; or (d) revoke, remove or reduce any vested right of a Participant without the prior written consent of such Participant.

      (b) Currency Effects. Unless otherwise specifically determined by the Committee, all Awards and payments pursuant to such Awards shall be determined in U.S. currency. The Committee shall determine, in its discretion, whether and to the extent any payments made pursuant to an Award shall be made in local currency, as opposed to U.S. dollars. In the event payments are made in local currency, the Committee may determine, in its discretion and without liability to any Participant, the method and rate of converting the payment into local currency.

      (c) Modifications to Awards. The Committee shall have the right at any time and from time to time and without prior notice to modify outstanding Awards to comply with or satisfy local laws and regulations or to avoid costly governmental filings. By means of illustration, but not limitation, the Committee may restrict the method of exercise of an Award to facilitate compliance with applicable securities laws or exchange control filings, laws or regulations.

      (d) No Acquired Rights. No Employee in any country shall have any right to receive an Award, except as expressly provided for under the Plan. All Awards made at any time are subject to the prior approval of the Committee.

ARTICLE 6

SHARES SUBJECT TO PLAN

      SECTION 6.1     Available Shares. The maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan (including incentive stock options) during its term shall be 982,000 shares plus any shares of Common Stock that become available under Section 1.3 (which shares shall also be available for grants or awards under the Plan); provided, however, the maximum aggregate number of shares that shall be available for grant of Awards under the Plan shall not exceed 1,900,000 shares. Such amount shall be subject to adjustment as provided in Section 6.2. Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of Common Stock, or are exchanged with the Committee’s permission for Awards not involving Common Stock, shall be available again for grant under the Plan. Moreover, if the option price of any stock option granted under the Plan or the tax withholding requirements with respect to any stock option granted under the Plan are satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered will be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. The maximum number of shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional performance shares. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares. For the purpose of computing the total number of shares of Common Stock granted under the Plan, where one or more types of Awards, both of which are payable in shares of Common Stock, are granted in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, the number of shares granted under both Awards shall be deemed to be equivalent to the number of shares under one of the Awards.

      SECTION 6.2     Adjustment to Shares.

      (a) In General. The provisions of this Section 6.2(a) are subject to the limitation contained in Section 6.2(b). If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for Awards, the shares subject to any Award and the option prices or exercise prices of Awards shall be automatically adjusted. If there is any change in the number of outstanding shares of Common Stock through any change in the capital of Transcat, or through a merger, consolidation, separation (including a spin off or other distribution of stock or property), reorganization (whether or not such reorganization comes within the meaning of such term in Section 368(a) of the Code) or partial or complete liquidation, the Committee shall make appropriate adjustments in the maximum number of shares of Common Stock which may be issued under the Plan and any adjustments and/or modifications to outstanding Awards as it, in its sole discretion, deems appropriate. In the event of any other change in the capital structure or in the Common Stock of Transcat, the Committee shall also be authorized to make such appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding Awards as it, in its sole discretion, deems appropriate. The maximum number of shares available for issuance under the Plan shall be automatically adjusted to the extent necessary to reflect any dividend equivalents paid in the form of Common Stock. Subject to Section 6.2(b), if the maximum number of shares of Common Stock available for issuance under the Plan are adjusted pursuant to this Section 6.2(a), corresponding adjustments shall be made to the limitations set forth in Section 6.3.

      (b) Covered Employees. In no event shall the Award of any Participant who is a Covered Employee be adjusted pursuant to Section 6.2(a) to the extent it would cause such Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

      (c) Adjustment Required By Exchange Listing Requirements. The Committee may reduce the maximum number of shares of Common Stock which shall be available for the grant of Awards under the Plan set forth in Section 6.1 to the extent such reduction is required or necessary to comply with the listing criteria of a national exchange or automated quotation system on which any security of the Company is listed or is to be listed.

      SECTION 6.3     Maximum Award Payable. Notwithstanding any provision contained in the Plan to the contrary, the maximum Award payable (or granted, if applicable) to any one Participant under the Plan for a calendar year is: (a) for stock options, 450,000 shares of Common Stock; (b) for Stock Awards (including those issued in the form of Performance Awards under ARTICLE 9), 100,000 shares of Common Stock; and (c) for Performance Awards, 75,000 shares of Common Stock or, in the event the Performance Award is paid in cash, $300,000.

ARTICLE 7

STOCK OPTIONS

      SECTION 7.1     In General. Awards may be granted in the form of stock options. These stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both. All Awards under the Plan issued to Covered Employees in the form of non-qualified stock options shall qualify as “performance-based compensation” under Section 162(m) of the Code.

      SECTION 7.2     Terms and Conditions of Stock Options. An option shall be exercisable in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee. Subject to the requirements of Section 7.3 for incentive stock options, the price at which Common Stock may be purchased upon exercise of a stock option shall be established by the Committee, but such price shall not be less than 100 percent of the Fair Market Value of the Common Stock, as determined by the Committee, on the Effective Date of the stock option’s grant.

      SECTION 7.3     Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to the terms and conditions of Section 7.2, comply with Section 422 of the Code. Accordingly, the exercise of an incentive stock option shall be not less than 100 percent (or such greater percentage as may be required by Section 422 of the Code) of the Fair Market Value of the Common Stock, as determined by the Committee, on the Effective Date of the option’s grant. The aggregate Fair Market Value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000 (or such other limit as may be required by Section 422 of the Code). Furthermore, stock options issued in the form of incentive stock options must be issued within ten years from the effective date of the Plan, and the term of such stock options may not exceed ten years (or any shorter period required by Section 422 of the Code).

      SECTION 7.4     Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any stock option Award, provided they are not inconsistent with the Plan.

      SECTION 7.5     Vesting. Unless otherwise provided in an Award Notice, a stock option shall vest and become exercisable pro rata with respect to one-third of the shares subject to such stock option on the first, second and third anniversaries of the Effective Date of such stock option.

      SECTION 7.6     Exercise. Upon exercise, the option price of a stock option may be paid in cash, or by tendering, by either actual delivery of shares or by attestation, shares of Common Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate. Any shares of Common Stock tendered by a Participant upon exercise of a stock option must have been purchased on the open market or, if acquired by the Participant pursuant to a previous stock option exercise, be owned by the Participant for at least six months prior to the date of exercise of the stock option. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option. Subject to Section 14.8, stock options awarded under the Plan may also be exercised by way of a broker-assisted stock option exercise program of the Company, if any, provided such program is available at the time of the option’s exercise. The Committee may permit a Participant to satisfy the minimum amounts required to be withheld under applicable federal, state and local tax laws, in effect from time to time, by electing to have the Company withhold a portion of the shares of Common Stock to be delivered for the payment of such taxes.

      SECTION 7.7     Company’s Right to Redeem Stock Options. Every vested stock option under this Plan may be redeemable by Transcat at any time. The purchase price for any stock option redeemed by the Company shall be the Fair Market Value of the Common Stock underlying such stock option, less the exercise price of such stock option. The purchase price, less any amount of federal or state taxes attributable to the redemption that Transcat deems it necessary or advisable to pay or withhold, shall be paid in cash.

ARTICLE 8

STOCK AWARDS

      SECTION 8.1     Grants. Awards may be granted in the form of Stock Awards. Stock Awards shall be awarded in such numbers and at such times during the term of the Plan as the Committee shall determine.

      SECTION 8.2     Award Restrictions. Stock Awards shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate including, but not by way of limitation, restrictions on transferability and continued employment, provided such terms, conditions, restrictions, and/or limitations are not inconsistent with the Plan. The Committee may modify or accelerate the delivery of a Stock Award under such circumstances as it deems appropriate.

      SECTION 8.3     Vesting. At the discretion of the Committee, unless otherwise provided in an Award Notice, the restrictions, if any, on a Stock Award shall expire pro rata with respect to one-third of the shares subject to such Stock Award on the first, second and third anniversaries of the Effective Date of such Stock Award.

      SECTION 8.4     Rights as Shareholders. During the period in which any restricted shares of Common Stock are subject to any restrictions imposed under Section 8.2, the Committee may, in its sole discretion, grant to the Participant to whom such restricted shares have been awarded all or any of the rights of a shareholder with respect to such shares, including, but not by way of limitation, the right to vote such shares and, pursuant to ARTICLE 12, the right to receive dividends.

      SECTION 8.5     Evidence of Award. Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

ARTICLE 9

PERFORMANCE AWARDS

      SECTION 9.1     Purpose. For purposes of grants issued to Covered Employees, the provisions of this ARTICLE 9 shall apply in addition to and, where necessary, in lieu of the provisions of ARTICLE 8. The purpose of this Article is to provide the Committee the ability to qualify the Stock Awards authorized under ARTICLE 8, the performance units under Section 9.5, and the performance shares under Section 9.6 as “performance-based compensation” under Section 162(m) of the Code. The provisions of this ARTICLE 9 shall control over any contrary provision contained in ARTICLE 8.

      SECTION 9.2     Eligibility. Only Covered Employees shall be eligible to receive Performance Awards. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code) which Covered Employees will be Participants for such period. However, designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. The determination as to whether or not such Participant becomes entitled to an Award for such Performance Period shall be decided solely in accordance with the provisions of this ARTICLE 9. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employee as a Participant in such period or in any other period.

      SECTION 9.3     Discretion of Committee with Respect to Performance Awards. With regards to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s), whether the Performance Goal(s) is(are) to apply to the Company or any one or more subunits thereof, and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regards to the Performance Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 9.3 and record the same in writing.

      SECTION 9.4     Payment of Performance Awards.

      (a) Condition to Receipt of Performance Award. Unless otherwise provided in the relevant Award Notice, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for a Performance Award for such Performance Period.

      (b) Limitation. A Participant shall be eligible to receive a Performance Award for a Performance Period only to the extent that: (1) the Performance Goals for such period are achieved; and (2) and the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Award has been earned for the Performance Period.

      (c) Certification. Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to also calculate and certify in writing the amount of the Performance Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Award for the Performance Period and, in so doing, shall apply Negative Discretion, if and when it deems appropriate.

      (d) Negative Discretion. In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Award earned under the Performance Formula for the Performance Period through the use of Negative Discretion, if in its sole judgment, such reduction or elimination is appropriate.

      (e) Timing of Award Payments. The Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by Section 9.4(c).

      SECTION 9.5     Performance Units.

      (a) Grants. Performance Awards may be granted in the form of performance units. Performance units, as that term is used in this Plan, shall refer to Units valued by reference to designated criteria established by the Committee, other than Common Stock.

      (b) Performance Criteria. Performance units shall be contingent on the attainment during a Performance Period of certain Performance Goals. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance objectives may be revised by the Committee, at such times as it deems appropriate during the Performance Period, in order to take into consideration any unforeseen events or changes in circumstances.

      (c) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of performance units, provided they are not inconsistent with the Plan.

      SECTION 9.6     Performance Shares.

      (a) Grants. Performance Awards may be granted in the form of performance shares. Performance shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units that are expressed in terms of Common Stock.

      (b) Performance Criteria. Performance shares shall be contingent upon the attainment during a Performance Period of certain Performance Goals. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance objectives may be revised by the Committee, at such times as it deems appropriate during the Performance Period, in order to take into consideration any unforeseen events or changes in circumstances.

      (c) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any Award of performance shares, provided they are not inconsistent with the Plan.

ARTICLE 10

EFFECT OF CERTAIN EVENTS

      SECTION 10.1     Stock Options.

      (a) Committee Rules. The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a Participant’s stock options issued under the Plan in the event of such Participant’s death, Disability, Retirement, termination for an Approved Reason and other termination.

      (b) Death. Unless otherwise provided in an Award Notice, upon a Participant’s death, any stock option may be exercised in whole or in part within one year after the date of the Participant’s death and then only: (a) by the beneficiary designated by the Participant in a writing submitted to the Company prior to the Participant’s death, or in the absence of same, by the Participant’s estate or by or on behalf of such person or persons to whom the Participant’s rights pass under his or her will or the laws of descent and distribution, (b) to the extent that the Participant would have been entitled to exercise the stock option at the date of his or her death and subject to all of the conditions on exercise imposed by the Plan and the Award Notice, and (c) prior to the expiration of the term of the stock option.

      (c) Disability. Unless otherwise provided in an Award Notice, upon a Participant’s Disability, any stock option may be exercised in whole or in part within one year after the date of the Participant’s Disability and then only to the extent that the Participant would have been entitled to exercise the stock option at the date of his or her Disability, subject to all of the conditions on exercise imposed by the Plan and the Award Notice and prior to the expiration of the term of the stock option.

      (d) Retirement or Termination for an Approved Reason. Unless otherwise provided in an Award Notice, upon a Participant’s Retirement or termination for an Approved Reason, any stock option may be exercised in whole or in part thereafter only to the extent that the Participant would have been entitled to exercise the stock option at the date of his or her Retirement or termination for an Approved Reason, and subject to all of the conditions on exercise imposed by the Plan and the Award Notice and prior to the expiration of the term of the stock option.

      (e) Other Termination. If a Participant’s employment with the Company terminates for a reason other than death, Disability, Retirement, or an Approved Reason, and unless otherwise provided in an Award Notice, any stock option may be exercised in whole or in part within 90 days after the date of termination of employment and then only to the extent such stock option is vested and exercisable at the time of the termination of employment, and subject to all of the conditions on exercise imposed by the Plan and the Award Notice and prior to the expiration of the term of the stock option.

      (f) Acceleration and Extension. Notwithstanding this Section or the terms of an Award Notice, the Committee may: (i) accelerate the vesting and exercisability of a stock option in order to allow its exercise by the estate or beneficiary of a deceased Participant or by the disabled, retired or terminated Participant; and (ii) extend the period for exercise of a stock option, provided such extension does not exceed the term of such stock option.

      SECTION 10.2     Other Awards. The Committee shall have the authority to promulgate rules and regulations to determine the treatment of the other Awards of a Participant under the Plan in the event of such Participant’s death, Disability, Retirement, or termination from the Company.

      SECTION 10.3 CHANGE IN CONTROL.

      (a) Background. Notwithstanding any provision contained in the Plan, including, but not limited to, Section 4.4, the provisions of this Section 10.3 shall control over any contrary provision.

      (b) Change In Control. Upon a Change In Control: (i) the terms of this Section 10.3 shall immediately become operative, without further action or consent by any person or entity; (ii) all terms, conditions, restrictions, and limitations in effect on any unexercised, unearned, unpaid, and/or deferred Award, or any other outstanding Award, shall immediately lapse as of the date of such event; (iii) no other terms, conditions, restrictions and/or limitations shall be imposed upon any Awards on or after such date, and in no circumstance shall an Award be forfeited on or after such date; and (iv) except in those instances where a prorated Award is required to be paid under this Section 10.3, all unexercised, unvested, unearned, and/or unpaid Awards or any other outstanding Awards shall automatically become 100 percent vested immediately. The Committee shall determine the appropriate method and time for the conversion, payment or exercise of such Awards after a Change In Control.

      (c) Dividends and Dividend Equivalents. Upon a Change In Control, all unpaid dividends and dividend equivalents and all interest accrued thereon, if any, shall be treated and paid under this Section 10.3 in the identical manner and time as the Award under which such dividends or dividend equivalents have been credited. For example, if an Award under this Section 10.3 is to be paid in a prorated fashion, all unpaid dividends and dividend equivalents with respect to such Award shall be paid according to the same formula used to determine the amount of such prorated Award.

      (d)      Treatment of Performance Units and Performance Shares. If a Change In Control occurs during the term of one or more Performance Periods for which the Committee has granted performance units and/or performance shares, the term of each such Performance Period (hereinafter a “current performance period”) shall immediately terminate upon the occurrence of such event. Upon a Change In Control, for each “current performance period” and each completed performance period for which the Committee has not on or before such date made a determination as to whether and to what degree the performance objectives for such period have been attained (hereinafter a “completed performance period”), it shall be assumed that the performance objectives have been attained at a level of 100 percent or the equivalent thereof. A Participant in one or more “current performance periods” shall be considered to have earned and, therefore, be entitled to receive, a prorated portion of the Awards previously granted to him for each such “current performance period.” Such prorated portion shall be determined by multiplying the number of performance shares or performance units, as the case may be, granted to the Participant by a fraction, the numerator of which is the total number of whole months that have elapsed since the beginning of the “current performance period,” and the denominator of which is the total number of full months in such “current performance period.” For purposes of this calculation, a partial month shall be treated as a full month to the extent 15 or more days in such month have elapsed. A Participant in one or more “completed performance periods” shall be considered to have earned and, therefore, be entitled to receive all the performance shares or performance units, as the case may be, previously granted to him during each such “completed performance period.”

      (e) Valuation of Awards. Upon a Change In Control, all outstanding Units of Common Stock, stock options (including incentive stock options), Stock Awards (including those issued as Performance Awards under ARTICLE 9), performance shares (including those earned as a result of the application of Section 10.3(d) above), and all other outstanding stock-based Awards (including those granted by the Committee pursuant to its authority under Section 4.2(n) hereof), shall be valued on the basis of the Change In Control Price.

      (f) Deferred Awards. Upon a Change In Control, all Awards deferred by a Participant under ARTICLE 13 hereof, but for which he or she has not received payment as of such date, shall be paid as soon as practicable, but in no event later than 90 days after the Change In Ownership or the event giving rise to rights under this Section 10.3. For purposes of making such payment, the value of all Awards that are stock based shall be determined by the Change In Control Price.

      (g) Limitation on Acceleration and Payment. The acceleration or payment of Awards under this Section 10.3 could, in certain circumstances, subject a Participant to the excise tax provided under Section 4999 of the Code. It is the object of this Section 10.3(g) to see that each Participant retains in full the benefits of the Plan and to provide for the maximum after-tax income to each Participant. Accordingly, the Participant must determine, before any payments are made on Awards pursuant to this Section 10.3, which of the following two alternative forms of acceleration will maximize the Participant’s after-tax proceeds, and must notify the Company in writing of his or her determination:

(i) Full Vesting. Payment in full of all Awards pursuant to this Section 10.3..

(ii) Limited Vesting. Payment of only a part of the Participant’s Awards so that the Participant receives the largest payment possible without causing an excise tax to be payable by the Participant under Section 4999 of the Code.

      The Participant’s Awards shall be paid only to the extent permitted under the alternative determined by the Participant to maximize his or her after-tax proceeds, and the Participant shall have no rights to any greater payments on his or her Awards. The determination of whether Limited Vesting is required and the application of the rules in this Section 10.3(g) shall initially be made by the Participant and all such determinations shall be conclusive and binding on the Company unless the Company proves that they are clearly erroneous. In the latter event, such determinations shall be made by the Company.

ARTICLE 11

PAYMENT OF AWARDS

      SECTION 11.1     Payment. Absent a Plan provision to the contrary, payment of Awards may, at the discretion of the Committee, be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Common Stock, restrictions on transfer and forfeiture provisions, provided such terms, conditions, restrictions and/or limitations are not inconsistent with the Plan. Further, payment of Awards may be made in the form of a lump sum or installments, as determined by the Committee.

      SECTION 11.2     Withholding Taxes. The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Company, shares of Common Stock having a Fair Market Value, as determined by the Committee, equal to the minimum amount of such required withholding taxes.

ARTICLE 12

DIVIDEND AND DIVIDEND EQUIVALENTS

      If an Award is granted in the form of a stock option, Stock Award or performance share, or in the form of any other stock-based grant, the Committee may choose, at the time of the grant of the Award or any time thereafter up to the time of the Award’s payment, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time(s) as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee’s discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with Stock Awards or performance shares, be credited as additional Stock Awards or performance shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. The total number of shares available for grant under Section 6.1 shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional Stock Awards or performance shares.

ARTICLE 13

DEFERRAL OF AWARDS

      At the discretion of the Committee, payment of any Award, dividend, or dividend equivalent, or any portion thereof, may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to the time established by the Committee for such purpose, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. Deferred Awards may also be credited with interest, at such rates to be determined by the Committee, and, with respect to those deferred Awards denominated in the form of Common Stock, with dividends or dividend equivalents.

ARTICLE 14

MISCELLANEOUS

      SECTION 14.1     Nonassignability. Except as otherwise determined by the Committee or as otherwise provided in an Award Notice, no Awards or any other payment under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution), assignment, pledge, or encumbrance, nor shall any Award be payable to or exercisable by anyone other than the Participant to whom it was granted.

      SECTION 14.2     Amendments to Awards. The Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including, but not by way of limitation, Awards earned but not yet paid, to the extent it deems appropriate, provided that any such amendment which, in the opinion of the Committee, is adverse to the Participant shall require the Participant’s consent.

      SECTION 14.3     Regulatory Approvals and Listings. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Stock Awards or any other Award resulting in the payment of Common Stock prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (iii) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

      SECTION 14.4     No Right to Continued Employment or Grants. Participation in the Plan shall not give any Employee any right to remain in the employ of the Company. The Company reserves the right to terminate any Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Employee or any other individual any right to be selected as a Participant or to be granted an Award. In addition, no Employee having been selected for an Award, shall have at any time the right to receive any additional Awards.

      SECTION 14.5     Amendment/ Termination. The Committee may suspend or terminate the Plan at any time for any reason with or without prior notice. In addition, the Committee may, from time to time for any reason and with or without prior notice, amend the Plan in any manner, but may not without shareholder approval adopt any amendment which would increase the number of shares available under the Plan, or which would require the vote of the shareholders of Transcat pursuant to Section 162(m) of the Code, but only insofar as such amendment affects Covered Employees, or if such approval is necessary or deemed advisable with respect to tax, securities, or other applicable laws, policies, or regulations. Notwithstanding the foregoing and subject to Section 7.7, the Committee may not revoke, remove or reduce any vested right of a Participant without the prior written consent of such Participant.

      SECTION 14.6     Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of New York, except as superseded by applicable federal law, without giving effect to its conflicts of law provisions.

      SECTION 14.7     No Right, Title, or Interest in Company Assets. No Participant shall have any rights as a shareholder as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name, and, in the case of restricted shares of Common Stock, such rights are granted to the Participant under the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company and the Participant shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

      SECTION 14.8     Section 16 of the Exchange Act. In order to avoid any Exchange Act violations, the Committee may, from time to time, impose additional restrictions upon an Award, including but not limited to, restrictions regarding tax withholdings and restrictions regarding the Participant’s ability to exercise Awards under the a broker-assisted stock option exercise program of the Company, if any.

      SECTION 14.9     No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to the tax treatment of any Award, any amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

* * * * *

APPENDIX B

AUDIT COMMITTEE CHARTER

TRANSCAT, INC.

AMENDED AND RESTATED

AUDIT COMMITTEE CHARTER

SECTION I.     Purpose

      The primary function of the Audit Committee (“Committee”) of Transcat, Inc. (“Corporation”) is to assist the Board of Directors (“Board”) in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public, the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management of the Corporation (“Management”) and the Board have established; the accounting and financial reporting processes of the Corporation and audits of the Corporation’s financial statements, and the independence and performance of the registered public accounting firm employed by the Corporation (“Independent Auditors”). Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system;

•	Review and appraise the audit efforts of the Corporation’s Independent Auditors; and

•	Provide an open avenue of communication among the Independent Auditors, financial and senior Management and the Board.

      The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

SECTION II.     Composition

      The Committee shall be comprised of three or more members as determined by the Board, each of whom shall be a director of the Corporation. Each member of the Committee shall meet the independence and experience requirements mandated by regulations issued by the Securities Exchange Commission (“SEC”), the Nasdaq Stock Market, Inc. (“Nasdaq”), all other national or regional exchanges or automated quotation systems on which the Corporation’s securities may be traded, and all applicable laws, rules and regulations, including, when effective, the requirement that at least one member of the Committee be a “financial expert” within the meaning of rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002 and the Nasdaq rules.

      All members of the Committee shall have the ability to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement, and cash flow statement, at the time of their appointment.

      The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

SECTION III.     Meetings

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with Management and the Independent Auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or at least its Chair, should meet with the Independent Auditors and Management quarterly to review the Corporation’s financials consistent with Section IV.h below.

SECTION IV.     Responsibilities and Duties

      (a) Responsibilities Relating to Retention of the Independent Auditors. The Committee shall be solely responsible for the appointment, compensation, oversight of the work, evaluation and termination of any Independent Auditors (including resolution of disagreements between Management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Independent Auditors shall report directly to the Committee.

      (b) Preapproval of Services. The Committee shall preapprove, pursuant to such processes as are determined to be advisable, all auditing services (which may entail providing comfort letters in connection with securities underwriting) and non-audit services provided to the Corporation by the Independent Auditors which are not prohibited by law.

      (c) Exception to Preapproval Requirements. The preapproval requirements set forth above shall not be applicable with respect to the provisions of non-audit services, if:

•	The aggregate amount of all such non-audit services provided to the Corporation constitutes not more than five percent (5%) of the total amount of revenues paid by the Corporation to its Independent Auditors during the fiscal year in which the non-audit services are provided;

•	Such services were not recognized by the Corporation at the time of the engagement to be non-audit services; and

•	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

      (d) Delegation of Preapproval Authority. The Committee may delegate to one or more designated members of the Committee the authority to grant required preapproval of auditing and non-audit services. The decisions of any member to whom authority is delegated under this paragraph to preapprove an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.

      (e) Oversight of the Corporation’s Relationship with the Independent Auditors. The Committee shall:

•	Obtain and review copies of the registration applications and annual reports of the Independent Auditors;

•	Verify that the Independent Auditors do not perform non-audit services prohibited by applicable law;

•	Identify alternative vendors for non-audit services that are not on the list of prohibited non-audit services as set forth in applicable law and determine whether the interests of the Corporation are best served by these services being performed by the Independent Auditors or by alternative providers;

•	Verify whether the audit partner responsible for reviewing the audit is nearing the end of the maximum five-year term for being the audit partner and, if at the end of the five-year term, discuss replacement with the Independent Auditors;

•	Receive periodic reports from the Independent Auditors regarding the auditor’s independence, which reports shall be consistent with Independence Standards Board Standard l, discuss such reports with the Independent Auditors, and if so determined by the Committee, take or recommend that the full Board take appropriate action to oversee the independence of the Independent Auditors;

•	On an annual basis, the Committee should review and discuss with the Independent Auditors all significant relationships the auditors have with the Corporation to determine the Independent Auditors’ independence.

•	Periodically consult with the Independent Auditors out of the presence of Management about internal controls and the fullness and accuracy of the Corporation’s financial statements.

•	Review the report of the Independent Auditors, which review should include:

(i)	The critical accounting policies and practices used;

(ii)	The alternative treatments under GAAP discussed with Management, ramifications of the use of such alternative disclosures and treatments, and the Independent Auditors’ preferred treatment;

(iii)	Any material communications between the Independent Auditors and Management, including any Management letter or schedule of unadjusted differences.

•	Verify whether any person has taken any action to fraudulently influence, coerce, manipulate or mislead any independent auditor engaged in the performance of the Corporation’s audit for the purpose of rendering the Corporation’s financial statements materially misleading.

      (f) Conflicts. The Committee shall:

•	Review and approve all related party transactions; and

•	Recommend to the Board policies for the Corporation’s hiring of employees or former employees of the Independent Auditors who participated in the audit of the Corporation to prevent conflicts of interest.

      (g)      Certification. As a result of CEO and CFO certifications required by applicable law, the Committee shall:

•	Review the procedures Corporation officers use to obtain the information required for them to make certifications of financial information under applicable law;

•	Consider the affect of these procedures on other employees of the Corporation; and

•	Recommend changes in procedures and verify the certification has been made as and when required.

      (h) Financial Statement and Disclosure Matters — The Committee shall:

•	Coordinate with the officers of the Corporation to ensure appropriate disclosure in the Corporation’s Annual Report to the SEC on Form 10-K: (1) the number and names of financial experts serving on the Committee; and (2) whether each financial expert is independent and, if not, an explanation of why they are not.

•	Coordinate with the officers of the Corporation to ensure appropriate disclosure to the public of all approvals by the Committee for the Independent Auditors to perform non-audit services;

•	In consultation with the Independent Auditors, review the integrity of the Corporation’s financial reporting processes, both internal and external;

•	Consider the Independent Auditors’ judgements about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting;

•	Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the Independent Auditors or Management;

•	Review the Corporation’s annual audited financial statements and related issues with Management and the Independent Auditors, including major issues regarding accounting and auditing principles and practices and the adequacy of the Corporation’s overall accounting and financial controls;

•	Review the Corporation’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the Independent Auditors;

•	Recommend to the Board whether the Corporation’s audited financial statements should be included in the Corporation’s Annual Report to the SEC on Form 10-K;

•	Prepare the report required by the rules of the SEC to be included in the Corporation’s annual proxy statement;

•	Discuss with the Independent Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the Corporation’s annual audit; and

•	Review with financial Management and the Independent Auditors the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

      (i) Complaints. The Committee shall establish procedures to facilitate:

•	The receipt, retention, and treatment of complaints received by the Corporation from third parties regarding accounting, internal accounting controls, or auditing matters; and

•	The confidential, and anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

      (j) Process Improvement. The Committee shall:

•	Establish regular and separate systems of reporting to the Committee by both Management and the Independent Auditors regarding any significant judgements made in Management’s preparation of the financial statements and the view of each as to the appropriateness of such judgements;

•	Following completion of the annual audit, review separately with Management and the Independent Auditors any significant difficulties encountered during the course of the audit, including any restrictions of the scope of work or access to required information;

•	Review any significant disagreement between Management and the Independent Auditors in connection with the preparation of the financial statements; and

•	Review with the Independent Auditors and Management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

      (k) Ethical and Legal Compliance. The Committee shall:

•	Establish, review and update periodically a Code of Ethical Conduct (the “Code”) that, at a minimum, addresses conflicts of interest, and compliance with applicable laws, rules and regulations;

•	Ensure that Management has established a system to enforce the Code and has disclosed any waivers to executives and directors;

•	Ensure that the Code is publicly available;

•	Review Management’s monitoring of the Corporation’s compliance with the Code, and ensure that Management has the proper review system in place to ensure that the Corporation’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements;

•	Review, with the Corporation’s counsel, legal compliance matters including corporate securities trading policies;

•	Review, with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements;

•	Establish procedures for communication with legal counsel of the Corporation to facilitate compliance by legal counsel with its obligation to report to the Committee or other committee of independent directors evidence of material violations of securities law and other matters; and

•	Perform any other activities consistent with this Charter, the Corporation’s By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

      (l) Committee Charter. The Committee shall review and update this Charter periodically, at least annually, as conditions dictate.

      (m) Miscellaneous Powers and Responsibilities. The Committee shall:

•	Adopt policies to prevent personnel from falsifying or destroying any records to impede any official proceeding; and

•	Adopt a policy to retain all documents relevant to a financial audit for at least five years and to require the Independent Auditors to do the same.

SECTION V.     Use of Advisors

      (a) Authority to Engage Advisors. The Committee shall have the authority to engage independent counsel and other advisors, as it determines necessary to carry out its duties.

      (b) Funding. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to:

•	The Independent Auditors for the purpose of rendering or issuing an audit report; and

•	Any advisor employed by the Committee.

* * * *

DETACH CARD
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P R O X Y

TRANSCAT, INC.

The undersigned appoints CARL E. SASSANO and CHARLES P. HADEED, and each of them, as proxies for the undersigned, with full power of substitution, to vote all shares of the common stock of TRANSCAT, INC. owned by the undersigned at the annual meeting of shareholders to be held at the company’s headquarters, which are located at 35 Vantage Point Drive, Rochester, New York, on Tuesday, August 19, 2003 at 12:00 noon, local time, and at any adjournments of the annual meeting, reserving to such proxies the right to vote such shares cumulatively to elect the maximum number of director nominees, as follows:

1. Election of directors.

☐ FOR all nominees listed below (except as marked to the contrary).

☐ WITHHOLD AUTHORITY to vote for all nominees listed below.

Instruction:	To withhold authority to vote for any individual nominee, please strike a line through the nominee’s name.

Francis R. Bradley Cornelius J. Murphy Carl E. Sassano

2.	Proposal to approve the Transcat, Inc. 2003 Incentive Plan.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

3.	Proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending March 27, 2004.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

(Continued and to be signed on reverse side)

DETACH CARD
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(Continued from other side)

•	This proxy is solicited on behalf of our board of directors.

•	This proxy will be voted as specified by you, and it revokes any prior proxy given by you.

•	Unless you withhold authority to vote for one or more of the nominees according to the instructions on the reverse side of this proxy, your signed proxy will be voted FOR the election of the nominees for directors as described in the accompanying proxy statement.

•	Unless you specify otherwise, your signed proxy will be voted FOR the other two proposals listed on the reverse side of this proxy and described in the accompanying proxy statement.

•	You acknowledge receipt with this proxy of a copy of the notice of annual meeting and proxy statement dated July 9, 2003, describing more fully the proposals listed in this proxy.

Dated: ____________, 2003

Signature(s) of shareholder(s)

Please date and sign name exactly as it on this proxy. Executors, administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation, indicating his or her title.